UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02968-99
Name of Registrant:	Vanguard Trustees’ Equity Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2016 – October 31, 2017
Item 1: Reports to Shareholders

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	6
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	32
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Global stocks rallied over the 12 months ended October 31, 2017, amid steady economic growth, accommodative monetary policies, and benign inflation.

• Vanguard International Value Fund returned 24.33% for the fiscal year. The fund’s result surpassed that of its benchmark and the average return of its peers.

• The fund’s three advisors primarily invest in stocks perceived to be undervalued.

European stocks performed best, returning nearly 28%. Holdings in Germany and the United Kingdom outperformed, while French and Swedish selections underperformed. The rising value of the euro and British pound against the U.S. dollar boosted returns.

• Pacific-region stocks (+26%) did relatively well. Emerging-market holdings (+21%) also generated strong returns but underperformed their benchmark counterparts.

• Among sectors, the fund’s selections within financials and consumer discretionary were the top outperformers. Stock selection was weakest in information technology.

Total Returns: Fiscal Year Ended October 31, 2017
Total
Returns
Vanguard International Value Fund	24.33%
MSCI All Country World Index ex USA	23.64
International Funds Average	23.19
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended October 31, 2017
Average
Annual Return
International Value Fund	1.06%
Spliced International Index	0.36
International Funds Average	0.84

For a benchmark description, see the Glossary.

International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
International Value Fund	0.43%	1.34%

The fund expense ratio shown is from the prospectus dated February 23, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2017, the fund’s expense ratio was 0.40%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: International Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

When I find outstanding products or services, I’m likely to be loyal to them. And my loyalty usually gets rewarded as I experience consistently high quality––whether it’s from a favorite restaurant or a favorite author. What’s past, in most cases, is prologue.

As tempting as it is to apply this rationale to investing—for example, if technology stocks have done well this year, they’re bound to do well the next—it’s not all that helpful and can actually be counterproductive. You’ve heard it many times: Past performance cannot be used to predict future returns.

Taking a new approach

The caution about past performance is so familiar that investors are apt to treat it as mere background noise. That’s why past-performance bias merited a fresh look from Vanguard’s Investment Strategy Group, which tackled the issue last year in a research paper. (I encourage you to read the full paper, Reframing Investor Choices: Right Mindset, Wrong Market, at vanguard.com/research.)

Our strategists were hardly the first to delve into the topic, but they approached it in a new way. They started with the premise that it’s perfectly understandable for investors to lean heavily on past performance, because that works well in many areas of life. After all, as the paper describes, in lots of other industries and realms, performance from one time period

3

to another is extremely consistent. The researchers looked at everything from cars to fine restaurants to heart surgeons, and in all these examples, past performance was a good predictor of later outcomes.

It’s different with investing

In a nutshell, our brains typically are rewarded and our satisfaction is boosted when we use past performance as a guide for navigating decisions, big and small. But when applied to investing, this method breaks down.

Why? Among other reasons, top-performing asset classes one year tend not to repeat as leaders the next. Strong past performance leads to higher valuations, making an investment, all else being equal, less attractive in the future. The data are quite overwhelming in this regard.

By allowing past performance to inform their decisions, individual and institutional investors inadvertently end up as momentum investors, putting them on a treadmill of buying high and selling low.

A path to better decision-making

Of course, many investors are already aware of the pitfalls of projecting past performance into the future. The real question is, what can we all do about it? What does it take to go from having a general awareness to actually changing our behavior?

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	23.67%	10.58%	15.18%
Russell 2000 Index (Small-caps)	27.85	10.12	14.49
Russell 3000 Index (Broad U.S. market)	23.98	10.53	15.12
FTSE All-World ex US Index (International)	23.48	6.12	7.67

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.90%	2.40%	2.04%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	2.19	3.04	3.00
Citigroup Three-Month U.S. Treasury Bill Index	0.71	0.31	0.20

CPI
Consumer Price Index	2.04%	1.28%	1.29%

4

Acknowledging that such change isn’t easy, our strategists offered a few ideas for reframing how investors approach their decisions. These recommendations were targeted at advisors working with clients, but they apply equally to individuals and institutions:

• Educate yourself. The more investors understand why a method that works so well in other areas of life—relying on past performance to drive decisions—doesn’t carry over to investing, the better off they’ll be.

• Be disciplined. The bias toward past performance is ingrained in everybody, professionals included, and shifting away from it can be difficult. But the long-term benefits make the effort worthwhile.

• Focus on what you can control. It’s always most constructive for investors to concentrate on what’s actually within their control, such as setting goals, following long-term portfolio construction principles, selecting low-cost investments, and rebalancing periodically.

Here’s to keeping the past in the rearview mirror. And, as always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 14, 2017

5

Advisors’ Report

For the 12 months ended October 31, 2017, Vanguard International Value Fund returned 24.33%. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table at the end of the Advisors’ Report presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal year and of how the portfolio’s positioning reflects this assessment. These reports were prepared on November 20, 2017.

Lazard Asset Management LLC

Portfolio Managers:

Michael G. Fry, Managing Director

Michael A. Bennett, CPA, Managing Director

International equity markets rose strongly over the 12 months and were driven by growing investor focus on fundamentals, including rising corporate profits and continued global economic health. International equities mostly benefited in this environment, reaching or approaching all-time highs, yet with valuation measures still below those of the U.S. market.

The economic expansion, which began almost a year ago off a very low base, has become increasingly synchronized across global economies. Investors have focused more on quality and the widening gaps between stock prices and the earnings of some companies, and higher-quality stocks have begun to gradually rebound after a challenging period dominated by low-quality companies.

In Japan, stock selection and a lower-than-benchmark weight helped relative returns. We remain underweighted in Japan, where it has been difficult to find companies with impressive return on equity and attractive valuations. Although Japan’s macroeconomic environment has improved, the underlying pace of change for financial productivity has slowed with continued high cash balances, flat dividend payouts, and declining share buybacks. Among our Japanese holdings that we consider to represent good relative value, both Tokyo Electron and Daiwa House Industry outperformed.

In the information technology sector, Tencent has contributed significantly to performance, rallying more than 80% from January through October. In contrast, stock selection in health care, especially global specialty pharmaceutical manufacturer Shire, has been a source of portfolio underperformance. Despite consistently strong fundamentals and an attractive valuation, Shire’s stock has struggled because of concerns over debt levels, its hemophilia franchise, and the recent departure of its chief financial officer. We met with management,

6

and we believe that our investment thesis is intact. Lastly, cash was a modest drag on relative performance.

Global economic growth improved during the fiscal year, albeit off low levels, enabling strong corporate profit growth outside of the United States. Market sentiment has continued to rise above already high levels, and markets are near or past their historical highs, despite valuation, geopolitical, and credit risks. We believe optimistic economic growth expectations are reflected in low-quality stock prices. In our view, the market seems complacent, and there appears to be a disconnect between global growth expectations and interest rates, which remain at historically low levels. As global expectations are elevated, fundamentals have been improving.

Edinburgh Partners Limited

Portfolio Manager:

Sandy Nairn, Director and CEO

Non-U.S. markets on average rose by almost a quarter over the 12 months. For most of the fiscal year, sentiment in Europe was buoyed by election results in Italy, the Netherlands, and France that avoided the more populist outcomes. Only toward the end of the fiscal year did any unrest manifest itself, with the Catalan independence referendum causing concern about Spain’s political stability.

The economic backdrop has been a global picture of slow improvement and an increasing acceptance that the period of unconventional monetary measures is moving into its final phases. Companies should see generally better earnings results, and banks should finally begin to return to a more normal net interest margin and see some meaningful profit growth.

These two trends have underpinned stocks’ performance. Japanese manufacturers such as Omron and Panasonic contributed significantly, thanks to improving profits. Similarly, a rebound in the share price of Galaxy, the Macau casino, paced its profit recovery. A large exposure to banks was helpful, with Commerzbank in particular rising very sharply as the market began to take notice of its underlying profit growth potential.

In Asia, SK Hynix, a South Korean flash memory producer, performed well, reflecting industry stability and demand growth. The company reached our price targets, and we sold the shares. The most interesting new addition was Shanghai Fosun, the Chinese health care group, in which some negativity over a failed Indian acquisition allowed us an entry point.

Other main sales, specifically of Unilever and Carnival, also resulted from share price appreciation. The portfolio’s larger exposures remained broadly unchanged, with banks, health care,

7

and energy strongly represented. We do not anticipate this changing significantly, other than for performance reasons.

ARGA Investment Management, LP

Portfolio Managers:

A. Rama Krishna, CFA, Founder and Chief Investment Officer

Steven Morrow, CFA, Director of Research

International equity markets rose strongly over the 12 months. Market drivers included synchronized global growth, a generally benign inflationary environment, and solid corporate earnings growth in developed and emerging markets.

In this environment, we adhered strictly to our classic value approach. ARGA seeks to maximize returns by investing in companies that trade at discounts to their intrinsic values. Discounted stock valuations result from investor overreaction to temporary stress from company, industry, and macroeconomic factors, among others. As these stressors are resolved over time, valuations typically recover.

All sectors helped performance. Consumer staples and telecommunication services stocks also contributed to relative performance, while technology and energy holdings detracted. Reasons for these contributions—whether positive or negative—were largely company-specific.

The largest individual contributor was a Chinese internet search company. A depressed valuation at the time of purchase reflected margin declines from elevated noncore spending. Our research suggested that management’s cuts to that spending would drive sizable profitability improvement. As that played out, the stock valuation recovered.

The biggest detractor was a Japanese video game company. Shares suffered after an unsuccessful pricing strategy on a big new title and a slowed rollout of new titles. The company’s access to valuable intellectual property and improved strategy for monetizing future titles support forecasted higher returns.

Our fundamental research uncovered many new company valuation opportunities during the fiscal year. Collectively, these led to meaningful increases in financial services and emerging markets exposures, with some overlap.

Financial holdings appear particularly well-poised for valuation recovery. Many current underearners don’t appear to be pricing any increase in interest rates. Other currently overcapitalized institutions could return capital to shareholders via increased dividends and share buybacks. Still others, such as an Indian bank holding, are nearing the end of a credit cycle. All imply higher future earnings, leading to stock recoveries.

8

To fund expanded exposures, we exited several German, Japanese, and energy positions whose valuations became relatively less attractive, often because of rising share prices.

The current portfolio embeds compelling company-specific opportunities across a broad range of sectors and locations. As company stressors recede, we expect valuation recoveries to generate strong returns.

9

Vanguard International Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	39	3,936	The advisor uses a research-driven, bottom-up,
			relative-value approach in selecting stocks. The goal is
			to identify individual stocks that offer an appropriate
			trade-off between low relative valuation and high
			financial productivity.
Edinburgh Partners Limited	35	3,442	The advisor employs a concentrated, low-turnover,
			value-oriented investment approach that results in a
			portfolio of companies with good long-term prospects
			and below-market price/earnings ratios. In-depth
			fundamental research on industries and companies is
			central to this investment process.
ARGA Investment	25	2,450	The advisor believes that investors overreact to
Management, LP			short-term developments, leading to opportunities to
			generate gains from investing in “good businesses at
			great prices.” Its valuation-focused process uses a
			dividend discount model to select stocks that trade at
			a discount to intrinsic value based on the company’s
			long-term earnings power and dividend-paying
			capability.
Cash Investments	1	136	These short-term reserves are invested by Vanguard
			in equity index products to simulate investments in
			stocks. Each advisor may also maintain a modest cash
			position.

10

International Value Fund

Fund Profile
As of October 31, 2017

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	158	1,858
Median Market Cap	$37.0B	$37.0B
Price/Earnings Ratio	16.8x	16.5x
Price/Book Ratio	1.6x	1.8x
Return on Equity	11.6%	12.3%
Earnings Growth
Rate	4.6%	7.1%
Dividend Yield	2.6%	2.7%
Turnover Rate	34%	—
Ticker Symbol	VTRIX	—
Expense Ratio[1]	0.43%	—
Short-Term Reserves	2.2%	—

Sector Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	12.7%	11.3%
Consumer Staples	6.4	9.5
Energy	9.1	6.7
Financials	24.6	23.0
Health Care	9.6	7.6
Industrials	12.7	11.9
Information Technology	14.5	11.7
Materials	2.5	7.9
Real Estate	2.3	3.2
Telecommunication Services	3.9	4.1
Utilities	1.7	3.1

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
MSCI AC
World Index
ex USA
R-Squared	0.95
Beta	0.99

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Novartis AG	Pharmaceuticals	2.1%
Baidu Inc.	Internet Software &
	Services	2.1
Royal Dutch Shell plc	Integrated Oil & Gas	2.0
BP plc	Integrated Oil & Gas	1.9
Sanofi	Pharmaceuticals	1.7
DBS Group Holdings
Ltd.	Diversified Banks	1.6
Sumitomo Mitsui
Financial Group Inc.	Diversified Banks	1.5
TOTAL SA	Integrated Oil & Gas	1.5
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	1.3
Panasonic Corp.	Consumer
	Electronics	1.3
Top Ten		17.0%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 23, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2017, the expense ratio was 0.40%.

11

International Value Fund

Market Diversification (% of equity exposure)
		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	18.2%	12.3%
France	7.8	7.4
Switzerland	5.7	5.5
Germany	5.3	6.7
Spain	3.3	2.4
Norway	2.0	0.5
Netherlands	1.9	2.6
Finland	1.4	0.7
Sweden	1.1	2.0
Belgium	1.1	0.8
Other	1.7	3.7
Subtotal	49.5%	44.6%
Pacific
Japan	21.5%	16.5%
Hong Kong	3.3	2.4
South Korea	2.3	3.8
Singapore	1.8	0.9
Australia	1.4	4.7
Subtotal	30.3%	28.3%
Emerging Markets
China	4.3%	7.3%
Taiwan	2.0	2.9
India	1.7	2.1
Brazil	1.6	1.7
Indonesia	1.4	0.5
Thailand	1.2	0.5
Russia	1.0	0.8
Other	1.8	4.5
Subtotal	15.0%	20.3%
North America
United States	3.3%	0.0%
Canada	1.9	6.5
Subtotal	5.2%	6.5%
Middle East
Other	0.0%	0.3%

12

International Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2007, Through October 31, 2017

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
International Value Fund	24.33%	8.16%	1.06%	$11,107
Spliced International Index	23.64	7.29	0.36	10,368
International Funds Average	23.19	7.97	0.84	10,870

For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

13

International Value Fund

Fiscal-Year Total Returns (%): October 31, 2007, Through October 31, 2017

Average Annual Total Returns: Periods Ended September 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Value Fund	5/16/1983	20.63%	8.03%	1.35%

International Value Fund

Financial Statements

Statement of Net Assets
As of October 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.0%)[1]
Australia (1.3%)
BHP Billiton Ltd.	3,343,135	68,831
QBE Insurance Group
Ltd.	5,373,993	44,066
Woodside Petroleum
Ltd.	940,284	22,165
		135,062
Belgium (1.0%)
Anheuser-Busch
InBev SA	621,651	76,229
Ageas	550,384	26,691
		102,920
Brazil (1.6%)
BB Seguridade
Participacoes SA	6,198,700	52,545
* Petroleo Brasileiro
SA ADR	3,731,900	39,745
Cielo SA	5,170,520	35,373
Cia de Saneamento
Basico do Estado de
Sao Paulo	2,992,800	27,263
* Petroleo Brasileiro
SA ADR Preference
Shares	163,340	1,674
		156,600
Canada (1.8%)
Canadian Natural
Resources Ltd.	2,054,300	71,688
Suncor Energy Inc.	1,728,600	58,687
Canadian National
Railway Co.	640,900	51,571
		181,946
China (4.1%)
* Baidu Inc. ADR	848,100	206,886
Tencent Holdings Ltd.	2,296,700	103,225
Shanghai Fosun
Pharmaceutical
Group Co. Ltd.	14,844,000	74,151

			Market
			Value•
		Shares	($000)
	Lenovo Group Ltd.	50,174,000	29,105
*	Tencent Holdings
	Ltd. Rights Exp.
	12/31/2049	1,807	1
			413,368
Denmark (0.7%)
	Carlsberg Class B	593,070	67,753

Finland (1.3%)
	Sampo Oyj Class A	1,524,747	79,791
	Nokia Oyj	10,546,558	51,868
			131,659
France (7.4%)
	Sanofi	1,812,753	171,646
	TOTAL SA	2,706,117	150,836
	BNP Paribas SA	1,340,391	104,618
^	Vinci SA	800,021	78,385
	Valeo SA	1,050,202	71,104
	Cie Generale des
	Etablissements
	Michelin	387,759	56,127
	ArcelorMittal	1,343,988	38,486
	AXA SA	857,109	25,875
	Schneider Electric SE	291,049	25,572
^	Engie SA	965,914	16,326
			738,975
Germany (5.0%)
	SAP SE	976,419	111,569
*	Commerzbank AG	7,759,580	107,534
	E.ON SE	6,285,881	74,454
	Bayer AG	515,056	66,999
	Muenchener
	Rueckversicherungs-
	Gesellschaft AG in
	Muenchen	249,902	56,104
	Continental AG	176,015	44,795
	Deutsche Post AG	756,392	34,674
			496,129

15

International Value Fund

		Market
		Value•
	Shares	($000)
Hong Kong (3.2%)
Galaxy Entertainment
Group Ltd.	17,676,000	120,539
CK Hutchison
Holdings Ltd.	5,040,692	64,026
Swire Pacific Ltd.
Class A	6,451,850	63,758
Melco Resorts &
Entertainment Ltd.
ADR	1,917,100	48,464
Li & Fung Ltd.	38,162,000	19,233
		316,020
India (1.6%)
ICICI Bank Ltd. ADR	13,058,800	119,488
Infosys Ltd. ADR	3,037,600	45,108
		164,596
Indonesia (1.3%)
Bank Negara Indonesia
Persero Tbk PT	119,284,300	66,867
Telekomunikasi
Indonesia Persero
Tbk PT ADR	2,181,238	65,525
		132,392
Ireland (0.4%)
* Ryanair Holdings
plc ADR	332,754	37,305

Italy (0.4%)
* UniCredit SPA	1,132,170	21,637
Banca Mediolanum SPA	2,209,445	18,825
		40,462
Japan (20.5%)
Sumitomo Mitsui
Financial Group Inc.	3,776,900	151,313
Panasonic Corp.	8,435,300	127,368
Omron Corp.	2,189,200	122,673
Daiwa House Industry
Co. Ltd.	2,857,800	104,747
East Japan Railway Co.	941,200	91,277
Sumitomo Mitsui Trust
Holdings Inc.	2,118,800	83,629
Mitsubishi Corp.	3,537,200	82,834
Nippon Telegraph &
Telephone Corp.	1,712,600	82,800
Makita Corp.	1,849,400	77,506
Ryohin Keikaku Co. Ltd.	259,800	76,640
Japan Tobacco Inc.	2,295,300	75,975
Sumitomo Electric
Industries Ltd.	4,439,000	75,575
Nomura Holdings Inc.	12,169,400	69,643
Takashimaya Co. Ltd.	7,429,000	68,354
Nidec Corp.	508,700	67,648
DeNA Co. Ltd.	2,726,500	64,120

	Hino Motors Ltd.	4,623,900	59,514
	Yahoo Japan Corp.	13,049,500	58,342
	Alps Electric Co. Ltd.	1,760,400	53,875
	Tokyo Electron Ltd.	272,000	47,894
	Sumitomo Realty &
	Development Co. Ltd.	1,417,877	47,488
	Sony Corp.	1,096,600	45,876
	KDDI Corp.	1,454,500	38,752
	NSK Ltd.	2,421,800	34,870
	FANUC Corp.	136,900	32,010
	Kao Corp.	506,700	30,622
	Teijin Ltd.	1,227,300	25,976
	Honda Motor Co. Ltd.	827,700	25,938
	Astellas Pharma Inc.	1,625,500	21,634
	Toyota Motor Corp.	345,709	21,443
	Daiwa Securities
	Group Inc.	3,414,000	21,405
	Yamato Kogyo Co. Ltd.	701,000	18,751
	Dentsu Inc.	407,600	17,435
	Japan Post Holdings
	Co. Ltd.	1,379,700	15,961
			2,039,888
Netherlands (1.8%)
	Wolters Kluwer NV	1,593,654	78,110
	Gemalto NV	859,496	34,015
2	ABN AMRO Group NV	1,045,350	32,285
	Aegon NV	5,312,997	31,368
			175,778
Norway (1.9%)
	DNB ASA	3,735,270	72,088
^	Statoil ASA	2,861,765	58,144
^	Telenor ASA	2,403,983	51,046
	TGS NOPEC
	Geophysical Co. ASA	470,284	10,812
			192,090
Other (0.4%)
3	Vanguard FTSE All-
	World ex-US ETF	718,406	38,607
*	Banco Santander Rights
	Temp Line	76,292	518
			39,125
Philippines (0.2%)
*	Alliance Global
	Group Inc.	79,231,900	24,577

Russia (1.0%)
	Gazprom PJSC ADR
	(London Shares)	9,420,057	40,463
*	Yandex NV Class A	1,090,015	36,875
	Lukoil PJSC ADR	385,850	20,496
	Gazprom PJSC ADR	740,167	3,172
			101,006

16

International Value Fund

		Market
		Value•
	Shares	($000)
Singapore (1.7%)
DBS Group
Holdings Ltd.	9,560,000	159,638
Genting Singapore plc	12,351,700	11,056
		170,694
South Africa (0.6%)
Sanlam Ltd.	8,133,795	40,712
Mr Price Group Ltd.	1,485,432	18,411
		59,123
South Korea (2.3%)
Samsung Electronics
Co. Ltd.	40,968	100,991
Hana Financial Group Inc.	984,207	42,123
E-MART Inc.	178,078	35,648
Shinhan Financial
Group Co. Ltd.	561,096	25,203
Kia Motors Corp.	675,146	21,370
		225,335
Spain (3.2%)
Telefonica SA	7,018,821	73,596
Banco Santander SA	10,833,517	73,445
Banco Bilbao Vizcaya
Argentaria SA	7,576,533	66,254
Banco de Sabadell SA	28,956,274	57,977
Red Electrica Corp. SA	2,066,561	45,759
		317,031
Sweden (1.1%)
Assa Abloy AB Class B	3,350,197	70,632
Nordea Bank AB	3,006,444	36,332
		106,964
Switzerland (5.5%)
Novartis AG	2,564,602	211,526
Roche Holding AG	457,969	105,851
Adecco Group AG	1,221,508	96,911
LafargeHolcim Ltd.	969,556	54,746
Credit Suisse Group AG	2,906,412	45,802
Cie Financiere
Richemont SA	349,929	32,259
		547,095
Taiwan (2.0%)
Taiwan Semiconductor
Manufacturing
Co. Ltd.	15,798,704	127,722
^ Silicon Motion
Technology Corp.
ADR	1,412,526	68,394
		196,116
Thailand (1.2%)
Bangkok Bank PCL	13,166,800	76,495
Kasikornbank PCL
(Foreign)	5,936,400	40,748
		117,243

Turkey (0.9%)
	Turkcell Iletisim
	Hizmetleri AS	16,740,968	62,733
	KOC Holding AS	5,419,549	24,268
			87,001
United Kingdom (17.4%)
	Royal Dutch Shell plc
	Class A (Amsterdam
	Shares)	4,355,916	137,160
	Prudential plc	4,868,130	119,491
	BP plc	14,362,003	97,413
	British American
	Tobacco plc	1,488,119	96,148
	BP plc ADR	2,362,200	96,071
	AstraZeneca plc	1,396,938	94,519
	Unilever plc	1,604,904	90,957
	Barclays plc	34,772,348	85,809
	Tesco plc	34,454,090	83,021
	Shire plc	1,553,657	76,527
*	Compass Group plc	2,964,465	65,083
	Kingfisher plc	15,385,104	63,966
	Royal Dutch Shell
	plc Class A (London
	Shares)	1,998,307	62,907
	Wolseley plc	890,699	62,287
	HSBC Holdings plc	5,877,471	57,395
*	Royal Bank of Scotland
	Group plc	14,611,000	54,888
	RELX NV	2,252,982	51,844
	Associated British
	Foods plc	1,127,008	49,881
	London Stock
	Exchange Group plc	935,437	46,715
	ITV plc	20,800,476	45,468
	Whitbread plc	926,618	45,448
	Ashtead Group plc	1,684,172	43,384
	Lloyds Banking
	Group plc	41,473,540	37,593
	Johnson Matthey plc	571,511	25,659
	Babcock International
	Group plc	2,143,115	23,109
2	ConvaTec Group plc	7,723,072	20,094
	Rolls-Royce
	Holdings plc	59,278	766
			1,733,603

17

International Value Fund

			Market
			Value•
		Shares	($000)
	United States (3.2%)
	Accenture plc Class A	619,190	88,148
	Aon plc	501,055	71,866
	Medtronic plc	942,585	75,897
*	Michael Kors
	Holdings Ltd.	1,231,200	60,095
^	Signet Jewelers Ltd.	375,849	24,644
			320,650
	Total Common Stocks
	(Cost $8,400,708)		9,568,506
Temporary Cash Investments (5.2%)[1]
	Money Market Fund (5.1%)
[4,5]	Vanguard Market
	Liquidity Fund,
	1.246%	5,030,836	503,134

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.1%)
	United States
	Treasury Bill,
	1.038%, 11/2/17	3,000	3,000
6	United States
	Treasury Bill,
	1.046%–1.056%,
	11/9/17	2,500	2,499
6	United States
	Treasury Bill,
	1.052%, 11/24/17	3,000	2,998
	United States
	Treasury Bill,
	1.099%, 2/1/18	5,000	4,986
			13,483
Total Temporary Cash Investments
	(Cost $516,653)		516,617
	Total Investments (101.2%)
	(Cost $8,917,361)		10,085,123
Other Assets and Liabilities (-1.2%)
	Other Assets[7]		119,611
	Liabilities [5]		(240,425)
			(120,814)
	Net Assets (100%)
Applicable to 253,797,799 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			9,964,309
	Net Asset Value Per Share		$39.26

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	9,538,534
Collateral for Futures Contracts	4,848
Total Unaffiliated Issuers	9,543,382
Affiliated Vanguard Funds	541,741
Total Investments in Securities	10,085,123
Investment in Vanguard	607
Receivables for Investment
Securities Sold	11,771
Receivables for Accrued Income	31,035
Receivables for Capital Shares Issued	10,167
Variation Margin Receivable—
Futures Contracts	126
Unrealized Appreciation—
Forward Currency Contracts	270
Other Assets[7]	65,635
Total Assets	10,204,734
Liabilities
Payables for Investment
Securities Purchased	5,337
Collateral for Securities on Loan	209,436
Payables to Investment Advisor	3,988
Payables for Capital Shares Redeemed	2,064
Payables to Vanguard	15,811
Variation Margin Payable—
Futures Contracts	4
Unrealized Depreciation—
Forward Currency Contracts	3,741
Other Liabilities	44
Total Liabilities	240,425
Net Assets	9,964.309

18

International Value Fund

At October 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	8,637,432
Undistributed Net Investment Income	157,993
Accumulated Net Realized Gains	1,600
Unrealized Appreciation (Depreciation)
Investment Securities	1,167,762
Futures Contracts	4,615
Forward Currency Contracts	(3,471)
Foreign Currencies	(1,622)
Net Assets	9,964,309

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $173,487,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.9% and 4.3%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the aggregate value of these securities was $52,379,000, representing 0.5% of net assets.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $209,436,000 of collateral received for securities on loan.
6 Securities with a value of $4,848,000 have been segregated as initial margin for open futures contracts.
7 Cash of $1,995,000 has been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.

19

International Value Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Dow Jones EURO STOXX 50 Index	December 2017	819	35,092	1,515
Topix Index	December 2017	174	26,997	2,449
FTSE 100 Index	December 2017	165	16,362	261
S&P ASX 200 Index	December 2017	118	13,318	390
				4,615

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 Index and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

20

International Value Fund

Forward Currency Contracts
						Unrealized
	Contract		Contract Amount (000)			Appreciation
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	12/12/17	JPY	2,196,008	USD	20,340	(987)
JPMorgan Chase Bank N.A.	12/20/17	EUR	14,860	USD	17,793	(432)
Credit Suisse International	12/20/17	EUR	12,966	USD	15,572	(424)
BNP Paribas	12/28/17	AUD	19,397	USD	15,450	(612)
Barclays Bank plc	12/20/17	EUR	9,643	USD	11,586	(319)
Toronto Dominion Securities	12/20/17	GBP	6,955	USD	9,260	(8)
JPMorgan Chase Bank N.A.	12/20/17	GBP	5,600	USD	7,520	(69)
Toronto Dominion Securities	12/28/17	AUD	9,117	USD	7,291	(318)
Credit Suisse International	12/12/17	JPY	702,405	USD	6,509	(319)
Goldman Sachs International	12/20/17	EUR	1,758	USD	2,095	(41)
Citibank, N.A.	12/12/17	JPY	217,880	USD	1,938	(18)
Citibank, N.A.	12/20/17	EUR	1,496	USD	1,800	(52)
Goldman Sachs International	12/12/17	JPY	193,920	USD	1,768	(59)
JPMorgan Chase Bank N.A.	12/12/17	JPY	152,775	USD	1,363	(17)
Citibank, N.A.	12/20/17	GBP	880	USD	1,170	—
Deutsche Bank AG	12/20/17	GBP	675	USD	896	2
Barclays Bank plc	12/20/17	GBP	42	USD	55	—
Barclays Bank plc	12/20/17	USD	8,220	EUR	6,950	101
Goldman Sachs International	12/28/17	USD	6,416	AUD	8,187	153
BNP Paribas	12/20/17	USD	6,140	EUR	5,263	(8)
Goldman Sachs International	12/12/17	USD	5,709	JPY	650,090	(20)
Morgan Stanley Capital Services Inc.	12/20/17	USD	2,723	GBP	2,076	(38)
Citibank, N.A.	12/28/17	USD	2,709	AUD	3,539	3
JPMorgan Chase Bank N.A.	12/12/17	USD	1,046	JPY	117,425	11
						(3,471)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

21

International Value Fund

Statement of Operations

Year Ended
October 31, 2017
($000)
Investment Income
Income
Dividends[1,2]	222,700
Interest [2]	4,250
Securities Lending—Net	4,019
Total Income	230,969
Expenses
Investment Advisory Fees—Note B
Basic Fee	14,719
Performance Adjustment	285
The Vanguard Group—Note C
Management and Administrative	17,413
Marketing and Distribution	1,320
Custodian Fees	1,188
Auditing Fees	50
Shareholders’ Reports and Proxy	373
Trustees’ Fees and Expenses	18
Total Expenses	35,366
Net Investment Income	195,603
Realized Net Gain (Loss)
Investment Securities Sold [2]	240,568
Futures Contracts	20,945
Foreign Currencies and Forward Currency Contracts	(1,084)
Realized Net Gain (Loss)	260,429
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	1,472,623
Futures Contracts	2,029
Foreign Currencies and Forward Currency Contracts	(826)
Change in Unrealized Appreciation (Depreciation)	1,473,826
Net Increase (Decrease) in Net Assets Resulting from Operations	1,929,858

1 Dividends are net of foreign withholding taxes of $14,521,000.
2 Dividend income, interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $982,000, $3,652,000, $47,000, and ($6,483,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

22

International Value Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	195,603	175,609
Realized Net Gain (Loss)	260,429	(244,554)
Change in Unrealized Appreciation (Depreciation)	1,473,826	25,943
Net Increase (Decrease) in Net Assets Resulting from Operations	1,929,858	(43,002)
Distributions
Net Investment Income	(177,654)	(158,648)
Realized Capital Gain	—	—
Total Distributions	(177,654)	(158,648)
Capital Share Transactions
Issued	1,229,424	1,245,725
Issued in Lieu of Cash Distributions	167,198	150,128
Redeemed	(1,057,330)	(1,252,986)
Net Increase (Decrease) from Capital Share Transactions	339,292	142,867
Total Increase (Decrease)	2,091,496	(58,783)
Net Assets
Beginning of Period	7,872,813	7,931,596
End of Period[1]	9,964,309	7,872,813

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $157,993,000 and $139,918,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

International Value Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$32.30	$33.22	$36.87	$37.12	$29.78
Investment Operations
Net Investment Income	.781[1]	.721	.669	.977[2]	.757
Net Realized and Unrealized Gain (Loss)
on Investments	6.905	(.979)	(3.373)	(.530)	7.402
Total from Investment Operations	7.686	(.258)	(2.704)	.447	8.159
Distributions
Dividends from Net Investment Income	(.726)	(. 662)	(. 946)	(. 697)	(. 819)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.726)	(. 662)	(. 946)	(. 697)	(. 819)
Net Asset Value, End of Period	$39.26	$32.30	$33.22	$36.87	$37.12

Total Return[3]	24.33%	-0.67%	-7.43%	1.20%	27.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,964	$7,873	$7,932	$8,271	$8,028
Ratio of Total Expenses to Average Net Assets[4]	0.40%	0.43%	0.46%	0.44%	0.43%
Ratio of Net Investment Income to
Average Net Assets	2.21%	2.29%	1.95%	2.64%[2]	2.24%
Portfolio Turnover Rate	34%	30%	36%	37%	52%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.175 and 0.47%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.03%, 0.04%, 0.03%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

24

International Value Fund

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

25

International Value Fund

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2017, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified 26

International Value Fund

counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2017, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

B. The investment advisory firms Lazard Asset Management LLC, Edinburgh Partners Limited, and ARGA Investment Management, LP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex US for the preceding five years. The basic fee of Edinburgh Partners Limited is subject to quarterly adjustments based on 27

International Value Fund

performance relative to the MSCI All Country World Index ex US for the preceding three years. The basic fee of ARGA Investment Management, LP, is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex US for the preceding five years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2017, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets, before an increase of $285,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2017, the fund had contributed to Vanguard capital in the amount of $607,000, representing 0.01% of the fund’s net assets and 0.24% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of October 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,425,091	8,143,415	—
Temporary Cash Investments	503,134	13,483	—
Futures Contracts—Assets[1]	126	—	—
Futures Contracts—Liabilities[1]	(4)	—	—
Forward Currency Contracts—Assets	—	270	—
Forward Currency Contracts—Liabilities	—	(3,741)	—
Total	1,928,347	8,153,427	—
1 Represents variation margin on the last day of the reporting period.

28

International Value Fund

Securities in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $134,107,000 based on Level 2 inputs were transferred from Level 1 during the fiscal period. Additionally, based on values on the date of transfer, securities valued at $131,550,000 based on Level 1 inputs were transferred from Level 2 during the fiscal period.

E. At October 31, 2017, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Other Assets	126	270	396
Other Liabilities	(4)	(3,741)	(3,745)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2017, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	20,945	—	20,945
Forward Currency Contracts	—	2,663	2,663
Realized Net Gain (Loss) on Derivatives	20,945	2,663	23,608

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	2,029	—	2,029
Forward Currency Contracts	—	(502)	(502)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	2,029	(502)	1,527

29

International Value Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used capital loss carryforwards of $259,416,000 to offset taxable capital gains realized during the year ended October 31, 2017, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. Capital loss carryforwards of $33,680,000 expired on October 31, 2017; accordingly, such losses have been reclassified from accumulated net realized gains to paid-in capital. For tax purposes, at October 31, 2017, the fund had $172,521,000 of ordinary income available for distribution.

At October 31, 2017, the cost of investment securities for tax purposes was $8,917,361,000. Net unrealized appreciation of investment securities for tax purposes was $1,167,762,000, consisting of unrealized gains of $1,718,771,000 on securities that had risen in value since their purchase and $551,009,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended October 31, 2017, the fund purchased $3,222,576,000 of investment securities and sold $2,905,072,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended October 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	34,979	40,253
Issued in Lieu of Cash Distributions	5,264	4,906
Redeemed	(30,193)	(40,193)
Net Increase (Decrease) in Shares Outstanding	10,050	4,966

I. Management has determined that no material events or transactions occurred subsequent to October 31, 2017, that would require recognition or disclosure in these financial statements.

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard International Value Fund

In our opinion, the accompanying statement of net assets and statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Value Fund (constituting a separate portfolio of Vanguard Trustees’ Equity Fund, hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2017

Special 2017 tax information (unaudited) for Vanguard International Value Fund

This information for the fiscal year ended October 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $162,533,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $191,931,000 and foreign taxes paid of $14,864,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2018 to determine the calendar-year amounts to be included on their 2017 tax returns.

31

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Value Fund
Periods Ended October 31, 2017
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	24.33%	8.16%	1.06%
Returns After Taxes on Distributions	23.74	7.61	0.48
Returns After Taxes on Distributions and Sale of Fund Shares	14.21	6.37	0.81

32

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

33

Six Months Ended October 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Value Fund	4/30/2017	10/31/2017	Period
Based on Actual Fund Return	$1,000.00	$1,115.02	$2.08
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.24	1.99

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.39%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

34

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

35

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

37

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 200 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q460 122017

Annual Report | October 31, 2017
Vanguard Diversified Equity Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Fund Profile.	6
Performance Summary.	7
Financial Statements.	9
Your Fund’s After-Tax Returns.	18
About Your Fund’s Expenses.	19
Glossary.	21

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended October 31, 2017, Vanguard Diversified Equity Fund returned 24.47%, slightly surpassing the 23.94% return of its benchmark, the MSCI US Broad Market Index.

• As a “fund of funds,” Diversified Equity invests in eight actively managed Vanguard funds selected to provide broad exposure to all segments of the U.S. equity market. Together, the funds cover the style and capitalization spectrum, investing in growth and value stocks of small-, mid-, and large-cap companies.

• For the fiscal year, growth stocks surpassed value, and small-caps outpaced large- and mid-caps.

• Results for the underlying funds ranged from more than 29% for Vanguard Morgan Growth Fund to about 17% for Vanguard Capital Value Fund. Only Vanguard Windsor and Windsor II were ahead of their benchmarks.

Total Returns: Fiscal Year Ended October 31, 2017
Total
Returns
Vanguard Diversified Equity Fund	24.47%
MSCI US Broad Market Index	23.94
Multi-Cap Core Funds Average	21.54
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended October 31, 2017
Average
Annual Return
Diversified Equity Fund	7.14%
MSCI US Broad Market Index	7.75
Multi-Cap Core Funds Average	5.76
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Diversified Equity Fund	0.36%	1.12%

The acquired fund fees and expenses—drawn from the prospectus dated February 23, 2017—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2017, the annualized acquired fund fees and expenses were 0.36%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Multi-Cap Core Funds.

Underlying Funds: Allocations and Returns
Twelve Months Ended October 31, 2017
	Percentage of
	Diversified Equity Fund
Vanguard Fund	Assets	Total Returns
Vanguard Growth and Income Fund Investor Shares	20.0%	23.13%
Vanguard U.S. Growth Fund Investor Shares	15.1	27.26
Vanguard Morgan™ Growth Fund Investor Shares	15.1	29.45
Vanguard Windsor™ II Fund Investor Shares	15.0	19.60
Vanguard Windsor Fund Investor Shares	14.9	24.53
Vanguard Explorer™ Fund Investor Shares	10.0	27.10
Vanguard Mid-Cap Growth Fund	5.0	22.69
Vanguard Capital Value Fund	4.9	17.29
Combined	100.0%	24.47%

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

When I find outstanding products or services, I’m likely to be loyal to them. And my loyalty usually gets rewarded as I experience consistently high quality––whether it’s from a favorite restaurant or a favorite author. What’s past, in most cases, is prologue.

As tempting as it is to apply this rationale to investing—for example, if technology stocks have done well this year, they’re bound to do well the next—it’s not all that helpful and can actually be counterproductive. You’ve heard it many times: Past performance cannot be used to predict future returns.

Taking a new approach

The caution about past performance is so familiar that investors are apt to treat it as mere background noise. That’s why past-performance bias merited a fresh look from Vanguard’s Investment Strategy Group, which tackled the issue last year in a research paper. (I encourage you to read the full paper, Reframing Investor Choices: Right Mindset, Wrong Market, at vanguard.com/research.)

Our strategists were hardly the first to delve into the topic, but they approached it in a new way. They started with the premise that it’s perfectly understandable for investors to lean heavily on past performance, because that works well in many areas of life. After all, as the paper describes, in lots of other industries and realms, performance from one time period

3

to another is extremely consistent. The researchers looked at everything from cars to fine restaurants to heart surgeons, and in all these examples, past performance was a good predictor of later outcomes.

It’s different with investing

In a nutshell, our brains typically are rewarded and our satisfaction is boosted when we use past performance as a guide for navigating decisions, big and small. But when applied to investing, this method breaks down.

Why? Among other reasons, top-performing asset classes one year tend not to repeat as leaders the next. Strong past performance leads to higher valuations, making an investment, all else being equal, less attractive in the future. The data are quite overwhelming in this regard.

By allowing past performance to inform their decisions, individual and institutional investors inadvertently end up as momentum investors, putting them on a treadmill of buying high and selling low.

A path to better decision-making

Of course, many investors are already aware of the pitfalls of projecting past performance into the future. The real question is, what can we all do about it? What does it take to go from having a general awareness to actually changing our behavior?

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	23.67%	10.58%	15.18%
Russell 2000 Index (Small-caps)	27.85	10.12	14.49
Russell 3000 Index (Broad U.S. market)	23.98	10.53	15.12
FTSE All-World ex US Index (International)	23.48	6.12	7.67

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.90%	2.40%	2.04%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	2.19	3.04	3.00
Citigroup Three-Month U.S. Treasury Bill Index	0.71	0.31	0.20

CPI
Consumer Price Index	2.04%	1.28%	1.29%

4

Acknowledging that such change isn’t easy, our strategists offered a few ideas for reframing how investors approach their decisions. These recommendations were targeted at advisors working with clients, but they apply equally to individuals and institutions:

• Educate yourself. The more investors understand why a method that works so well in other areas of life—relying on past performance to drive decisions—doesn’t carry over to investing, the better off they’ll be.

• Be disciplined. The bias toward past performance is ingrained in everybody, professionals included, and shifting away from it can be difficult. But the long-term benefits make the effort worthwhile.

• Focus on what you can control. It’s always most constructive for investors to concentrate on what’s actually within their control, such as setting goals, following long-term portfolio construction principles, selecting low-cost investments, and rebalancing periodically.

Here’s to keeping the past in the rearview mirror. And, as always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 14, 2017

5

Diversified Equity Fund

Fund Profile
As of October 31, 2017

Portfolio Characteristics
		MSCI US
		Broad Market
	Fund	Index
Number of Stocks	1,458	3,070
Median Market Cap	$41.8B	$62.0B
Price/Earnings Ratio	22.9x	22.5x
Price/Book Ratio	3.0x	3.0x
Return on Equity	15.1%	15.1%
Earnings Growth
Rate	10.7%	9.8%
Dividend Yield	1.4%	1.8%
Turnover Rate	5%	—
Ticker Symbol	VDEQX	—
Acquired Fund Fees
and Expenses[1]	0.36%	—
30-Day SEC Yield	1.23%	—

Allocation to Underlying Vanguard Funds
Vanguard Growth and Income Fund
Investor Shares	20.0%
Vanguard U.S. Growth Fund
Investor Shares	15.1
Vanguard Morgan Growth Fund
Investor Shares	15.1
Vanguard Windsor II Fund Investor
Shares	15.0
Vanguard Windsor Fund Investor
Shares	14.9
Vanguard Explorer Fund Investor
Shares	10.0
Vanguard Mid-Cap Growth Fund	5.0
Vanguard Capital Value Fund	4.9

Volatility Measures
MSCI US
Broad Market
Index
R-Squared	0.98
Beta	1.04

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Sector Diversification (% of equity exposure)
		MSCI US
		Broad Market
	Fund	Index
Consumer Discretionary	11.8%	12.4%
Consumer Staples	4.9	7.1
Energy	5.0	5.6
Financials	14.1	14.7
Health Care	13.7	13.5
Industrials	10.9	10.8
Information Technology	29.9	23.5
Materials	3.3	3.5
Real Estate	2.8	3.9
Telecommunication Services	1.2	1.8
Utilities	1.4	3.2
Other	1.0	0.0

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period. Fund percentages reflect holdings of underlying funds.

1 This figure—drawn from the prospectus dated February 23, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2017, the annualized acquired fund fees and expenses were 0.36%.

6

Diversified Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2007, Through October 31, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Diversified Equity Fund	24.47%	14.92%	7.14%	$19,932
MSCI US Broad Market Index	23.94	15.16	7.75	21,101
Multi-Cap Core Funds Average	21.54	12.91	5.76	17,505

Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

7

Diversified Equity Fund

Fiscal-Year Total Returns (%): October 31, 2007, Through October 31, 2017

Average Annual Total Returns: Periods Ended September 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Diversified Equity Fund	6/10/2005	18.83%	14.02%	7.05%

8

Diversified Equity Fund

Financial Statements

Statement of Net Assets
As of October 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Growth and Income Fund Investor Shares	6,046,918	287,833
Vanguard U.S. Growth Fund Investor Shares	5,830,999	217,205
Vanguard Morgan Growth Fund Investor Shares	7,038,232	217,059
Vanguard Windsor II Fund Investor Shares	5,534,749	214,804
Vanguard Windsor Fund Investor Shares	9,177,634	214,573
Vanguard Explorer Fund Investor Shares	1,414,576	144,428
Vanguard Mid-Cap Growth Fund	2,736,962	72,557
Vanguard Capital Value Fund	5,458,598	70,852
Total Investment Companies (Cost $873,290)		1,439,311
Other Assets and Liabilities (0.0%)
Other Assets		594
Liabilities		(940)
Total Other Assets and Liabilities		(346)
Net Assets (100%)
Applicable to 40,452,612 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,438,965
Net Asset Value Per Share		$35.57

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds		1,439,311
Receivables for Investment Securities Sold		283
Receivables for Capital Shares Issued		311
Total Assets		1,439,905
Liabilities
Payables for Capital Shares Redeemed		797
Other Liabilities		143
Total Liabilities		940
Net Assets		1,438,965

9

Diversified Equity Fund

At October 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	811,813
Undistributed Net Investment Income	4,207
Accumulated Net Realized Gains	56,924
Unrealized Appreciation (Depreciation)	566,021
Net Assets	1,438,965
• See Note A in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Diversified Equity Fund

Statement of Operations

Year Ended
October 31, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	17,822
Net Investment Income—Note B	17,822
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	44,299
Affiliated Investment Securities Sold	18,965
Realized Net Gain (Loss)	63,264
Change in Unrealized Appreciation (Depreciation) of Investment Securities	215,205
Net Increase (Decrease) in Net Assets Resulting from Operations	296,291

See accompanying Notes, which are an integral part of the Financial Statements.

11

Diversified Equity Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,822	16,847
Realized Net Gain (Loss)	63,264	97,394
Change in Unrealized Appreciation (Depreciation)	215,205	(100,060)
Net Increase (Decrease) in Net Assets Resulting from Operations	296,291	14,181
Distributions
Net Investment Income	(16,846)	(15,681)
Realized Capital Gain[1]	(77,095)	(106,084)
Total Distributions	(93,941)	(121,765)
Capital Share Transactions
Issued	107,815	71,521
Issued in Lieu of Cash Distributions	89,282	116,441
Redeemed	(236,646)	(259,810)
Net Increase (Decrease) from Capital Share Transactions	(39,549)	(71,848)
Total Increase (Decrease)	162,801	(179,432)
Net Assets
Beginning of Period	1,276,164	1,455,596
End of Period[2]	1,438,965	1,276,164

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $1,082,000 and $9,876,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,207,000 and $4,732,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Diversified Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$30.76	$33.15	$33.18	$29.43	$22.70
Investment Operations
Net Investment Income	. 428[1]	.397	.394	.322[1]	.332
Capital Gain Distributions Received	1.064[1]	.860	2.606	.848[1]	.131
Net Realized and Unrealized Gain (Loss)
on Investments	5.627	(.836)	(1.453)	3.243	6.626
Total from Investment Operations	7.119	.421	1.547	4.413	7.089
Distributions
Dividends from Net Investment Income	(. 414)	(. 362)	(. 342)	(. 283)	(. 344)
Distributions from Realized Capital Gains	(1.895)	(2.449)	(1.235)	(.380)	(.015)
Total Distributions	(2.309)	(2.811)	(1.577)	(.663)	(.359)
Net Asset Value, End of Period	$35.57	$30.76	$33.15	$33.18	$29.43

Total Return[2]	24.47%	1.39%	4.71%	15.20%	31.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,439	$1,276	$1,456	$1,513	$1,420
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.36%	0.36%	0.40%	0.41%	0.40%
Ratio of Net Investment Income to
Average Net Assets	1.31%	1.26%	1.16%	1.03%	1.27%
Portfolio Turnover Rate	5%	9%	10%	5%	5%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Diversified Equity Fund

Notes to Financial Statements

Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in selected Vanguard actively managed U.S. stock funds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended October 31, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

14

Diversified Equity Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At October 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,501,000 from undistributed net investment income and $5,238,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2017, the fund had $5,802,000 of ordinary income and $55,330,000 of long-term capital gains available for distribution.

At October 31, 2017, the cost of investment securities for tax purposes was $873,290,000. Net unrealized appreciation of investment securities for tax purposes was $566,021,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	3,295	2,380
Issued in Lieu of Cash Distributions	2,953	3,838
Redeemed	(7,286)	(8,643)
Net Increase (Decrease) in Shares Outstanding	(1,038)	(2,425)

15

Diversified Equity Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds	Realized				Oct. 31,
	2016		from	Net	Change in		Capital Gain	2017
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Capital
Value Fund	63,618	1,636	3,944	(253)	9,795	1,103	—	70,852
Vanguard Explorer
Fund	125,724	6,533	14,524	696	25,999	476	5,344	144,428
Vanguard Growth
and Income Fund	255,676	18,805	26,186	2,023	37,515	4,845	12,014	287,833
Vanguard Mid-Cap
Growth Fund	63,956	657	5,603	312	13,235	442	—	72,557
Vanguard Morgan
Growth Fund	191,983	10,758	27,961	5,192	37,087	1,586	8,958	217,059
Vanguard U.S.
Growth Fund	191,416	3,778	24,585	9,171	37,425	782	2,071	217,205
Vanguard Windsor
Fund	191,946	12,507	24,704	1,610	33,214	4,019	5,527	214,573
Vanguard Windsor II
Fund	192,005	18,660	17,010	214	20,935	4,569	10,385	214,804
Total	1,276,324	73,334	144,517	18,965	215,205	17,822	44,299	1,439,311

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2017, that would require recognition or disclosure in these financial statements.

16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard Diversified Equity Fund

In our opinion, the accompanying statement of net assets and statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Diversified Equity Fund (constituting a separate portfolio of Vanguard Trustees’ Equity Fund, hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 13, 2017

Special 2017 tax information (unaudited) for Vanguard Diversified Equity Fund

This information for the fiscal year ended October 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $81,104,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $17,435,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 60.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

17

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Diversified Equity Fund
Periods Ended October 31, 2017
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	24.47%	14.92%	7.14%
Returns After Taxes on Distributions	22.36	13.55	6.26
Returns After Taxes on Distributions and Sale of Fund Shares	15.13	11.69	5.54

18

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Diversified Equity Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

19

Six Months Ended October 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Equity Fund	4/30/2017	10/31/2017	Period
Based on Actual Fund Return	$1,000.00	$1,097.50	$1.90
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.39	1.84

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the Diversified Equity Fund invests. The Diversified Equity Fund’s annualized expense figure for the period is 0.36%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

20

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

21

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

22

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

23

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 200 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6080 122017

Annual Report | October 31, 2017

Vanguard Emerging Markets Select
Stock Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	6
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	31
About Your Fund’s Expenses.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended October 31, 2017, Vanguard Emerging Markets Select Stock Fund returned 25.28%. That performance exceeded the 21.44% return of the benchmark, the FTSE Emerging Index, and the 23.24% average return of peer funds.

• Among the emerging markets countries represented in the fund, Brazil, India, Malaysia, and Taiwan produced some of the strongest returns on a relative basis. China, Poland, and the Philippines were among those countries that detracted from performance.

• Stock selection was positive in 10 of the fund’s 11 industry sectors. Stocks in the information technology, consumer staples, and materials sectors drove the fund’s relative performance for the period, while real estate was a weak spot.

• From its June 27, 2011, inception through October 31, 2017, the fund had an average annual return of 3.11% and outperformed both its benchmark and the average performance of its industry peers.

Total Returns: Fiscal Year Ended October 31, 2017
Total
Returns
Vanguard Emerging Markets Select Stock Fund	25.28%
FTSE Emerging Index	21.44
Emerging Markets Funds Average	23.24
Emerging Markets Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Inception Through October 31, 2017
Average
Annual Return
Emerging Markets Select Stock Fund (Returns since inception: 6/27/2011)	3.11%
FTSE Emerging Index	2.42
Emerging Markets Funds Average	1.94
Emerging Markets Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Emerging Markets Select Stock Fund	0.90%	1.50%

The fund expense ratio shown is from the prospectus dated February 23, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2017, the fund’s expense ratio was 0.92%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Emerging Markets Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

When I find outstanding products or services, I’m likely to be loyal to them. And my loyalty usually gets rewarded as I experience consistently high quality––whether it’s from a favorite restaurant or a favorite author. What’s past, in most cases, is prologue.

As tempting as it is to apply this rationale to investing—for example, if technology stocks have done well this year, they’re bound to do well the next—it’s not all that helpful and can actually be counterproductive. You’ve heard it many times: Past performance cannot be used to predict future returns.

Taking a new approach

The caution about past performance is so familiar that investors are apt to treat it as mere background noise. That’s why past-performance bias merited a fresh look from Vanguard’s Investment Strategy Group, which tackled the issue last year in a research paper. (I encourage you to read the full paper, Reframing Investor Choices: Right Mindset, Wrong Market, at vanguard.com/research.)

Our strategists were hardly the first to delve into the topic, but they approached it in a new way. They started with the premise that it’s perfectly understandable for investors to lean heavily on past performance, because that works well in many areas of life. After all, as the paper describes, in lots of other industries and realms, performance from one time period to another is extremely consistent. The researchers looked at everything from cars to fine restaurants to heart surgeons, and in all these examples, past performance was a good predictor of later outcomes.

It’s different with investing

In a nutshell, our brains typically are rewarded and our satisfaction is boosted when we use past performance as a guide for navigating decisions, big and small. But when applied to investing, this method breaks down.

Why? Among other reasons, top-performing asset classes one year tend not to repeat as leaders the next. Strong past performance leads to higher valuations, making an investment, all else being equal, less attractive in the future. The data are quite overwhelming in this regard.

By allowing past performance to inform their decisions, individual and institutional investors inadvertently end up as momentum investors, putting them on a treadmill of buying high and selling low.

A path to better decision-making

Of course, many investors are already aware of the pitfalls of projecting past performance into the future. The real question is, what can we all do about it? What does it take to go from having a general awareness to actually changing our behavior?

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	23.67%	10.58%	15.18%
Russell 2000 Index (Small-caps)	27.85	10.12	14.49
Russell 3000 Index (Broad U.S. market)	23.98	10.53	15.12
FTSE All-World ex US Index (International)	23.48	6.12	7.67

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.90%	2.40%	2.04%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	2.19	3.04	3.00
Citigroup Three-Month U.S. Treasury Bill Index	0.71	0.31	0.20

CPI
Consumer Price Index	2.04%	1.28%	1.29%

Acknowledging that such change isn’t easy, our strategists offered a few ideas for reframing how investors approach their decisions. These recommendations were targeted at advisors working with clients, but they apply equally to individuals and institutions:

• Educate yourself. The more investors understand why a method that works so well in other areas of life—relying on past performance to drive decisions—doesn’t carry over to investing, the better off they’ll be.

• Be disciplined. The bias toward past performance is ingrained in everybody, professionals included, and shifting away from it can be difficult. But the long-term benefits make the effort worthwhile.

• Focus on what you can control. It’s always most constructive for investors to concentrate on what’s actually within their control, such as setting goals, following long-term portfolio construction principles, selecting low-cost investments, and rebalancing periodically.

Here’s to keeping the past in the rearview mirror. And, as always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 14, 2017

Advisors’ Report

For the 12 months ended October 31, 2017, Vanguard Emerging Markets Select Stock Fund returned 25.28%. Your fund is managed by four independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment.

These comments were prepared on November 17, 2017.

Pzena Investment Management, LLC

Portfolio Managers: Caroline Cai, CFA, Principal Allison Fisch, Principal

John P. Goetz, Managing Principal and Co-Chief Investment Officer

Over the past year, emerging-market equities were up strongly. In our portfolio, information technology, materials, and financials were the strongest absolute contributors, while health care detracted. From a country standpoint, positions in China and India contributed significantly on an absolute basis.

The largest individual contributor was Antofagasta, the U.K.-based copper mining group. Antofagasta rose on improving production growth and optimism about copper prices, as well as better cost performance. Indian conglomerate Reliance Industries benefited from its telecommunications business as it continues to acquire more customers and monetize its business through increased pricing.

The largest individual detractor was China Mobile, the leading telecommunication service provider in China, which was hurt by a slowdown in additional 4G subscribers. Sabesp, the Brazilian water utility, was weak in light of uncertainty about an upcoming rate case and its announcement that it was issuing stock to fund higher capital expenditures. Chinese PC manufacturer Lenovo Group was weak in spite of its strong PC business performance as it continues to restructure its money-losing mobile and server businesses.

The portfolio’s largest exposures are to financials, information technology, consumer discretionary, and energy, and its smallest weightings are in real estate and health care.

M&G Investment Management Limited

Portfolio Manager:

Matthew Vaight, UKSIP

Investors became increasingly enthusiastic about emerging-market companies during the 12 months under review and share prices rallied.

Information technology stocks were the stand-out performers; the fund’s allocation to this sector had a significant impact on relative performance. SK Hynix, a semiconductor company, and Samsung Electronics, a maker of mobile phones and memory chips, were notable contributors. Baidu, a Chinese internet search firm often referred to as China’s Google, also added value after it reported encouraging results.

Results were held back by disappointing performance from Delta Electronics, a manufacturer of power supplies from Taiwan, and Luxoft, a Russian software engineering company. Not owning shares of Tencent, a Chinese internet company, also detracted as the large index constituent’s share price rallied.

Stock selection in industrials also detracted. Alfa, a Mexican conglomerate that joined the portfolio during the period, declined on concerns about potential changes to Mexico’s trade relationship with the United States.

In the energy sector, Tupras, a Turkish oil refiner, made a positive contribution. However, Petrofac, a U.K.-listed oil services firm, was a notable detractor as the stock fell on news of a fraud investigation. The oil market’s gradual recovery increased confidence in the Russian economy and our holding in Sberbank, a Russian bank, made a positive contribution.

From a style perspective, investors’ preference for growth stocks during the period was a headwind for the fund’s value-oriented approach. However, we remain optimistic about the prospects for value stocks in emerging markets. These stocks currently are attractively valued, particularly relative to growth stocks, and could benefit from the healthy macroeconomic environment and improving company fundamentals.

Wellington Management Company llp

Portfolio Managers:

Cheryl M. Duckworth, CFA, Senior Managing Director and Associate Director, Global Industry Research

Mark Mandel, CFA, Senior Managing Director and Director, Global Industry Research

Emerging-market equities rose in U.S. dollar terms, as measured by the FTSE Emerging Markets Index, during the 12-month period. All 11 sectors in the index posted positive returns, led by the information technology, real estate, and materials sectors. Health care, consumer staples, and telecommunication services were the weakest sectors.

Positive stock selection in information technology, telecommunication services, health care, and consumer staples drove relative performance. GlobalWafers, a Taiwan-based silicon wafer supplier, Alibaba, China’s largest e-commerce company, and KAZ Minerals, a U.K.-based copper company, were the top relative contributors.

GlobalWafers’ stock price rose on expectations that silicon wafer price increases would continue. In addition, there is optimism about potential synergies from the recent acquisition of SunEdison Semiconductor, as GlobalWafers has made several value-accretive acquisitions in recent years.

Alibaba’s stock price advanced after the company reported strong second-quarter results driven primarily by strength in its core e-commerce and cloud businesses.

KAZ Minerals operates in Kazakhstan but is listed in the United Kingdom. The stock advanced as a result of a combination of higher copper prices and good project execution by the company. We believe there is potential for more value in the company as it reduces debt on its balance sheet and ramps up the production of growth projects.

Weak security selection in consumer discretionary, energy, and real estate partly weighed on results. Naspers, a South African multinational internet and media group that owns a 33% stake in Hong Kong-listed Tencent, was a top detractor.

The portfolio also held a position in Tencent during the period, and our investment in Naspers was a way to increase exposure to Tencent’s underlying core businesses—PC gaming, social networking, and advertising. Our position in Tencent aided relative results as it outperformed Naspers; however, we believe that Tencent’s strong performance left the residual value of Naspers trading at a discount. We added to our position in Naspers and maintain a position in Tencent.

Petrobras, a Brazil-based integrated oil and gas producer, was another key detractor. We exited the position because of falling oil prices and the company’s ongoing dispute with the Brazilian government.

Finally, our decision not to own China-based real estate companies China Evergrande, Sunac China, and Country Garden weighed on relative results as each company performed strongly over the period.

Oaktree Capital Management, L.P.

Portfolio Managers:

Frank J. Carroll III, Managing Director and Co-Head of Emerging Markets Equities

Timothy D. Jensen, Managing Director and Co-Head of Emerging Markets Equities

Emerging markets generated strong returns during the 12 months ended October 31, 2017. Better-than-expected economic growth, rising earnings expectations, strengthening currencies,

and several individual country factors contributed to the performance of emerging markets equities.

President Trump’s victory initially triggered a dollar rally and some markets fell; however, the dollar peaked in December and subsequently declined relative to developed and most emerging markets currencies.

China’s markets performed well thanks to strong economic and company data, slowing capital outflows, and a stable currency. India’s markets fell sharply in November after the government demonetized large currency notes in an effort to tax its informal economy, but recovered nicely as the growth impact of demonetization was less than feared and after the ruling BJP party’s victories in state elections.

Russia’s markets rallied strongly early in the period on oil-price strength and potentially better relations with the United States under a Trump administration, but this performance trailed off after oil prices faded and a stronger ruble crimped exporters’ profit margins.

Consensus 2017 earnings estimates for emerging markets companies were raised steadily during this period, largely on the back of upward revisions related to information technology, materials, and energy companies. The information technology sector was the clear market leader during this period.

Consistent with our bottom-up investment process, stock selection explained the bulk of our performance. Relative performance was helped primarily by strong stock selection in Brazil, Russia, and Mexico. Positive stock selection in information technology, consumer discretionary, energy, and financials contributed to performance while selection in real estate, materials, and industrials detracted.

We remain optimistic about the long-term prospects for emerging markets equities. We currently have a portfolio of stocks that we believe are attractively valued, have strong balance sheets, and generate strong free cash flows.

Vanguard Emerging Markets Select Stock Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Pzena Investment	24	155	Uses a deep-value approach that focuses on the most
Management, LLC			undervalued companies based on price-to-normalized
			earnings. The firm believes that this value philosophy
			works well globally and is especially effective in
			emerging markets because of generally wider
			valuation spreads.
M&G Investment Management	24	155	Seeks to identify companies that can handle capital
Limited			with discipline, generate returns above the cost of
			capital, and stay focused on creating value. M&G
			attempts to take advantage of pricing deviations
			created by short-term investors.
Wellington Management	24	153	Allocates the assets in its portion of the fund to a
Company LLP			team of global analysts who seek to add value through
			in-depth fundamental research and understanding of
			their industries. By covering the same companies over
			a period of many years, these investment
			professionals gain comprehensive insight to guide
			decisions for their subportfolios.
Oaktree Capital Management,	24	153	Seeks securities that have been undervalued by
L.P.			investors. Oaktree’s investment process is driven by
			bottom-up research, which includes extensive travel
			to meet company management and maintaining
			in-house models focused on deriving reliable
			cash-flow projections.
Cash Investments	4	30	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest cash
			position.

Emerging Markets Select Stock Fund

Fund Profile

As of October 31, 2017

Portfolio Characteristics
			MSCI
			AC
		FTSE	World
		Emerging	Index
	Fund	Index	ex USA
Number of Stocks	298	1,024	1,858
Median Market Cap	$22.7B	$19.6B	$37.0B
Price/Earnings Ratio	14.3x	14.8x	16.5x
Price/Book Ratio	1.5x	1.8x	1.8x
Return on Equity	14.3%	16.1%	12.3%
Earnings Growth
Rate	5.2%	11.5%	7.1%
Dividend Yield	2.5%	2.5%	2.7%
Turnover Rate	44%	—	—
Ticker Symbol	VMMSX	—	—
Expense Ratio[1]	0.90%	—	—
Short-Term Reserves	2.1%	—	—

Sector Diversification (% of equity exposure)
			MSCI AC
		FTSE	World
		Emerging	Index
	Fund	Index	ex USA
Consumer Discretionary	9.3%	9.2%	11.3%
Consumer Staples	4.7	6.5	9.5
Energy	9.7	8.9	6.7
Financials	26.8	26.7	23.0
Health Care	0.9	2.5	7.6
Industrials	5.6	6.2	11.9
Information Technology	24.1	18.9	11.7
Materials	8.5	8.2	7.9
Real Estate	1.6	3.8	3.2
Telecommunication
Services	4.6	5.8	4.1
Utilities	4.2	3.3	3.1

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
		MSCI AC
	FTSE	World
	Emerging	Index
	Index	ex USA
R-Squared	0.97	0.76
Beta	1.01	1.15

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	4.9%
Tencent Holdings Ltd.	Internet Software &
	Services	3.1
LUKOIL PJSC	Integrated Oil & Gas	1.9
Sberbank of Russia
PJSC	Diversified Banks	1.7
China Construction Bank
Corp.	Diversified Banks	1.6
Alibaba Group Holding	Internet Software &
Ltd.	Services	1.6
Baidu Inc.	Internet Software &
	Services	1.6
Reliance Industries Ltd.	Oil & Gas Refining &
	Marketing	1.4
Itau Unibanco Holding
SA	Diversified Banks	1.4
Rosneft Oil Co. PJSC	Integrated Oil & Gas	1.2
Top Ten		20.4%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 23, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2017, the fund’s expense ratio was 0.92%.

Emerging Markets Select Stock Fund

Market Diversification (% of equity exposure)
			MSCI AC
		FTSE	World
		Emerging	Index
	Fund	Index	ex USA
Europe
United Kingdom	2.4%	0.0%	12.2%
Other	0.9	0.4	31.7
Subtotal	3.3%	0.4%	43.9%
Pacific
South Korea	6.9%	0.0%	3.8%
Hong Kong	2.5	0.0	2.5
Other	1.0	0.0	22.1
Subtotal	10.4%	0.0%	28.4%
Emerging Markets
China	27.6%	29.3%	7.0%
Taiwan	12.1	14.2	2.9
Brazil	9.1	8.9	1.7
India	8.9	12.2	2.1
Russia	6.6	4.2	0.7
South Africa	5.2	8.1	1.5
Indonesia	2.7	2.4	0.5
Mexico	2.5	3.9	0.8
Thailand	1.8	3.6	0.5
Turkey	1.3	1.3	0.3
Other	3.2	11.5	2.6
Subtotal	81.0%	99.6%	20.6%
North America
United States	4.9%	0.0%	0.4%
Other	0.3	0.0	6.5
Subtotal	5.2%	0.0%	6.9%
Middle East	0.0%	0.0%	0.2%
Other	0.1%	0.0%	0.0%

Emerging Markets Select Stock Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 27, 2011, Through October 31, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2017
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(6/27/2011)	Investment
Emerging Markets Select Stock Fund	25.28%	5.30%	3.11%	$12,143
FTSE Emerging Index	21.44	4.58	2.42	11,638
Emerging Markets Funds Average	23.24	4.21	1.94	11,299
MSCI All Country World Index ex USA	24.20	7.77	5.30	13,881

Emerging Markets Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Emerging Markets Select Stock Fund

Fiscal-Year Total Returns (%): June 27, 2011, Through October 31, 2017

Average Annual Total Returns: Periods Ended September 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Emerging Markets Select Stock
Fund	6/27/2011	22.54%	4.71%	2.71%

Emerging Markets Select Stock Fund

Financial Statements

Statement of Net Assets
As of October 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (93.8%)[1]
Argentina (0.3%)
	YPF SA ADR	70,277	1,726

Brazil (8.5%)
	Itau Unibanco Holding SA
	ADR	489,675	6,273
	Ambev SA	846,424	5,408
	Vale SA Class B ADR
	Common Shares	468,744	4,589
*	Petroleo Brasileiro SA
	ADR	359,550	3,685
	Banco Bradesco SA
	Preference Shares	321,201	3,405
	Telefonica Brasil SA ADR	190,912	2,940
*	BRF SA ADR	207,314	2,793
	TOTVS SA	263,293	2,622
	Itau Unibanco Holding SA
	Preference Shares	190,748	2,452
	Cia de Saneamento Basico
	do Estado de Sao Paulo	267,389	2,436
	Ambev SA ADR	309,805	1,961
	CVC Brasil Operadora e
	Agencia de Viagens SA	146,401	1,933
	EDP - Energias do Brasil
	SA	439,165	1,933
	MRV Engenharia e
	Participacoes SA	487,689	1,886
	Cia de Saneamento do
	Parana Preference
	Shares	447,800	1,485
	Telefonica Brasil SA
	Preference Shares	95,600	1,476
	Cyrela Brazil Realty SA
	Empreendimentos e
	Participacoes	364,726	1,427
*	Usinas Siderurgicas de
	Minas Gerais SA
	Preference Shares	453,900	1,222

	CCR SA	204,811	1,139
	Randon Participacoes
	SA Preference Shares	427,088	910
*	Petroleo Brasileiro SA
	Preference Shares	174,100	893
	Lojas Renner SA	76,545	807
*	Braskem SA Preference
	Shares	37,700	603
	Gerdau SA Preference
	Shares	91,000	305
*	Atacadao Distribuicao
	Comercio e Industria
	Ltda	55,600	273
*	Biotoscana
	Investments SA	27,500	198
			55,054
Canada (0.3%)
	First Quantum
	Minerals Ltd.	168,007	1,879
*	Kinross Gold Corp.	55,642	220
			2,099
China (25.4%)
	Tencent Holdings Ltd.	442,775	19,901
	China Construction
	Bank Corp.	11,633,450	10,397
*	Alibaba Group Holding
	Ltd. ADR	55,547	10,270
*	Baidu Inc. ADR	41,524	10,129
	Lenovo Group Ltd.	10,684,000	6,197
	China Mobile Ltd.	582,500	5,859
	Industrial &
	Commercial Bank of
	China Ltd.	7,360,780	5,857
	China Resources
	Power Holdings Co.
	Ltd.	2,765,683	5,319
	CNOOC Ltd.	3,732,567	5,096
	China Pacific Insurance
	Group Co. Ltd.	978,020	4,829

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
	China Telecom Corp.
	Ltd.	8,940,000	4,483
*	Ctrip.com International
	Ltd. ADR	91,472	4,381
	China Overseas Land &
	Investment Ltd.	1,258,000	4,085
	Dongfeng Motor Group
	Co. Ltd.	2,408,000	3,305
	China Shenhua Energy
	Co. Ltd.	1,380,500	3,302
	China Agri-Industries
	Holdings Ltd.	6,516,000	3,184
	Far East Horizon Ltd.	3,173,000	3,153
	PICC Property &
	Casualty Co. Ltd.	1,556,040	3,088
	China Dongxiang
	Group Co. Ltd.	16,082,000	2,991
*	China Unicom Hong
	Kong Ltd.	2,095,973	2,974
	Ping An Insurance
	Group Co. of China Ltd.	333,130	2,928
	China Longyuan Power
	Group Corp. Ltd.	3,927,580	2,913
	Anhui Conch Cement
	Co. Ltd.	605,500	2,594
	China Lesso Group
	Holdings Ltd.	3,879,000	2,592
	Brilliance China
	Automotive Holdings
	Ltd.	996,000	2,524
	Greatview Aseptic
	Packaging Co. Ltd.	4,005,000	2,506
*	Grand Baoxin Auto
	Group Ltd.	4,369,500	2,353
	China Merchants Bank
	Co. Ltd.	512,500	1,957
*	Li Ning Co. Ltd.	2,085,000	1,822
	China Life Insurance
	Co. Ltd.	509,000	1,687
	CNOOC Ltd. ADR	11,782	1,611
	China Railway Group
	Ltd.	1,980,000	1,592
	China Shineway
	Pharmaceutical Group
	Ltd.	1,690,000	1,584
*	Datang International
	Power Generation Co.
	Ltd.	4,638,300	1,564
2	China Galaxy Securities
	Co. Ltd.	1,466,500	1,279
	ENN Energy Holdings
	Ltd.	163,012	1,196
	Longfor Properties Co.
	Ltd.	463,347	1,082

	Sunny Optical
	Technology Group Co.
	Ltd.	71,800	1,053
	China Oilfield Services
	Ltd.	1,130,000	1,003
	Shimao Property
	Holdings Ltd.	457,500	959
	Dah Chong Hong
	Holdings Ltd.	1,945,106	913
	Guangdong Investment
	Ltd.	580,848	842
*	West China Cement
	Ltd.	4,818,000	766
	Huadian Power
	International Corp. Ltd.	1,802,000	749
	Weichai Power Co. Ltd.	571,000	711
*,2,3Tianhe Chemicals
	Group Ltd.	4,142,000	621
*	JD.com Inc. ADR	14,234	534
	Shanghai Fosun
	Pharmaceutical Group
	Co. Ltd.	82,572	412
	Tongda Group Holdings
	Ltd.	1,394,684	396
*	SINA Corp.	3,618	389
	CSPC Pharmaceutical
	Group Ltd.	210,800	367
	Sino Biopharmaceutical
	Ltd.	288,274	337
	Fosun International Ltd.	100,500	249
	China Traditional Chinese
	Medicine Holdings Co.
	Ltd.	382,500	219
	China Resources Phoenix
	Healthcare Holdings Co.
	Ltd.	149,000	196
*	Aluminum Corp. of
	China Ltd.	243,500	196
	New Oriental Education
	& Technology Group
	Inc. ADR	2,349	196
	Shandong Weigao
	Group Medical Polymer
	Co. Ltd.	261,800	188
	TAL Education Group
	ADR	6,099	168
	Yestar Healthcare
	Holdings Co. Ltd.	307,500	126
	ANTA Sports Products
	Ltd.	26,891	120
*	Tencent Holdings Ltd.
	Rights	352	—
			164,294

Emerging Markets Select Stock Fund

		Market
		Value•
	Shares	($000)
Colombia (0.2%)
* CEMEX Latam Holdings
SA	267,989	950
Cementos Argos SA	27,572	100
		1,050
Czech Republic (0.3%)
Komercni banka as	33,280	1,431
CEZ AS	16,428	360
		1,791
Egypt (0.0%)
Commercial International
Bank Egypt SAE GDR	52,890	241

Greece (0.8%)
* Alpha Bank AE	1,242,474	2,477
* Bank of Cyprus Holdings
plc	359,070	1,200
Hellenic
Telecommunications
Organization SA	71,008	844
* National Bank of Greece
SA	1,634,001	540
Hellenic Petroleum SA	16,884	149
		5,210
Hong Kong (2.5%)
AIA Group Ltd.	757,301	5,706
Stella International
Holdings Ltd.	1,248,500	2,034
First Pacific Co. Ltd.	2,324,000	1,771
* Pacific Basin Shipping
Ltd.	6,020,975	1,375
Sands China Ltd.	234,450	1,106
Texwinca Holdings Ltd.	1,669,000	1,008
AMVIG Holdings Ltd.	2,907,578	823
United Co. RUSAL plc	1,218,000	786
Samsonite International
SA	164,555	687
Melco Resorts &
Entertainment Ltd. ADR	13,405	339
AAC Technologies
Holdings Inc.	17,779	326
Microport Scientific Corp.	105,000	104
		16,065
Hungary (0.8%)
OTP Bank plc	107,869	4,349
Magyar Telekom
Telecommunications plc	349,700	607
		4,956
India (8.2%)
Reliance Industries Ltd.	605,158	8,798
State Bank of India	1,181,500	5,580
ICICI Bank Ltd. ADR	468,568	4,287
NTPC Ltd.	1,394,156	3,904
Axis Bank Ltd.	373,586	3,020

	ICICI Bank Ltd.	625,372	2,932
	Bank of Baroda	1,107,920	2,907
	Bharti Infratel Ltd.	343,765	2,350
	Tata Consultancy
	Services Ltd.	51,366	2,082
	Indiabulls Housing
	Finance Ltd.	82,852	1,593
	NHPC Ltd.	2,974,350	1,312
	Godrej Consumer
	Products Ltd.	82,796	1,195
2	L&T Technology
	Services Ltd.	87,438	1,125
*	Punjab National Bank	360,203	1,098
	Ambuja Cements Ltd.	251,343	1,093
	ACC Ltd.	38,557	1,078
*	Tata Motors Ltd. Class A	274,468	1,021
	UltraTech Cement Ltd.	13,867	943
	Indian Oil Corp. Ltd.	142,287	914
	Bharat Electronics Ltd.	280,205	799
	HDFC Bank Ltd. ADR	7,612	703
	Marico Ltd.	137,956	672
	ITC Ltd.	157,225	645
	Power Grid Corp. of
	India Ltd.	194,040	635
	Adani Ports & Special
	Economic Zone Ltd.	91,938	611
*	Jammu & Kashmir Bank
	Ltd.	436,582	558
	TAKE Solutions Ltd.	160,216	429
*,2	Avenue Supermarts Ltd.	22,802	402
	LIC Housing Finance Ltd.	36,815	341
*	Westlife Development
	Ltd.	50,942	196
			53,223
Indonesia (2.5%)
	Bank Mandiri Persero
	Tbk PT	9,078,100	4,715
	Bank Central Asia Tbk
	PT	1,601,200	2,467
	Bank Rakyat Indonesia
	Persero Tbk PT	1,904,600	2,191
	Semen Indonesia
	Persero Tbk PT	1,519,100	1,220
	Hanjaya Mandala
	Sampoerna Tbk PT	4,030,800	1,182
	Telekomunikasi
	Indonesia Persero
	Tbk PT	3,825,810	1,142
	Bank Danamon
	Indonesia Tbk PT	2,950,300	1,110
	Mitra Adiperkasa Tbk PT	1,205,124	582
	Bank Tabungan
	Pensiunan Nasional
	Tbk PT	2,960,238	556

Emerging Markets Select Stock Fund

		Market
		Value•
	Shares	($000)
Sarana Menara
Nusantara Tbk PT	1,601,700	484
Ace Hardware Indonesia
Tbk PT	3,988,500	369
Pakuwon Jati Tbk PT	7,333,438	341
		16,359
Japan (0.1%)
* Nexon Co. Ltd.	26,680	718

Kenya (0.2%)
Safaricom Ltd.	5,281,665	1,299
Equity Group Holdings
Ltd.	713,500	261
		1,560
Malaysia (0.3%)
Genting Malaysia Bhd.	1,255,800	1,492
Inari Amertron Bhd.	422,966	281
		1,773
Mexico (2.2%)
Grupo Financiero
Banorte SAB de CV	547,923	3,252
* Cemex SAB de CV ADR	391,980	3,179
Alfa SAB de CV Class A	2,628,370	2,746
Alpek SAB de CV	1,880,371	1,966
Grupo Cementos de
Chihuahua SAB de CV	209,678	1,001
Wal-Mart de Mexico
SAB de CV	285,800	639
Grupo Financiero
Santander Mexico SAB
de CV ADR	72,538	611
Prologis Property Mexico
SA de CV	279,266	547
Mexichem SAB de CV	198,615	511
		14,452
Netherlands (0.1%)
*,2 DP Eurasia NV	117,606	359

Pakistan (0.2%)
United Bank Ltd.	556,205	945

Peru (0.3%)
Credicorp Ltd.	8,571	1,795

Philippines (0.4%)
International Container
Terminal Services Inc.	561,900	1,151
Pilipinas Shell Petroleum
Corp.	745,631	899
Energy Development
Corp.	3,024,129	338
Jollibee Foods Corp.	48,790	236
LT Group Inc.	568,500	198
		2,822

Poland (0.3%)
	Cyfrowy Polsat SA	236,717	1,649

Russia (6.3%)
	Lukoil PJSC ADR
	(London Shares)	220,200	11,697
	Rosneft Oil Co. PJSC
	GDR	1,423,731	7,806
	Sberbank of Russia
	PJSC ADR (London
	Shares)	370,590	5,319
	Sberbank of Russia
	PJSC	1,131,233	3,749
	MMC Norilsk Nickel
	PJSC ADR	183,451	3,376
	Sberbank of Russia
	PJSC ADR (OTC Shares)	126,684	1,817
	PhosAgro PJSC GDR	109,748	1,509
	Etalon Group Ltd. GDR	323,439	1,308
	Gazprom PJSC ADR	231,938	996
	O’Key Group SA GDR	301,758	724
	Lukoil PJSC ADR (OTC
	Shares)	13,572	720
2	Polyus PJSC GDR	17,205	708
	Inter RAO UES PJSC	6,753,232	413
	Polyus PJSC GDR	6,108	251
			40,393
Singapore (0.9%)
	Wilmar International Ltd.	1,242,900	3,093
	Sembcorp Industries Ltd.	808,500	1,958
*,3	Ezion Holdings Ltd.	3,737,460	540
*,3	Ezion Holdings Ltd.
	Warrants Expire
	04/15/2020	372,164	6
			5,597
South Africa (4.7%)
	Sasol Ltd.	177,117	5,175
	Naspers Ltd.	19,429	4,733
	Barclays Africa Group
	Ltd.	433,524	4,294
	Barloworld Ltd.	318,753	3,007
	Imperial Holdings Ltd.	197,295	2,830
	Reunert Ltd.	555,245	2,730
	Sanlam Ltd.	475,314	2,379
	AngloGold Ashanti Ltd.
	ADR	168,555	1,568
	Mr Price Group Ltd.	119,819	1,485
	FirstRand Ltd.	228,977	831
*	Nampak Ltd.	521,736	687
	Aspen Pharmacare
	Holdings Ltd.	16,721	378
	Steinhoff International
	Holdings NV	71,970	312
			30,409

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
South Korea (6.1%)
	Samsung Electronics
	Co. Ltd.	3,059	7,541
	Hyundai Motor Co.	47,021	6,765
	Hana Financial Group Inc.	114,309	4,892
*	Hyundai Heavy
	Industries Co. Ltd.	29,812	4,170
	POSCO	11,789	3,436
	Dongbu Insurance
	Co. Ltd.	37,420	2,356
	SK Hynix Inc.	29,101	2,146
	Amorepacific Corp.	7,297	2,047
	KB Financial Group Inc.	35,420	1,852
	Shinhan Financial Group
	Co. Ltd.	24,070	1,081
	Kia Motors Corp.	31,159	986
	LG Electronics Inc.	11,191	911
*,2	CEMEX Holdings
	Philippines Inc.	7,177,800	636
	Koh Young Technology
	Inc.	4,845	332
*	Hugel Inc.	522	200
			39,351
Sweden (0.0%)
*	Vostok Emerging
	Finance Ltd.	931,339	204

Taiwan (11.2%)
	Taiwan Semiconductor
	Manufacturing Co. Ltd.
	ADR	459,858	19,466
	Taiwan Semiconductor
	Manufacturing Co. Ltd.	1,545,266	12,492
	Hon Hai Precision
	Industry Co. Ltd.	1,502,607	5,585
	Compal Electronics Inc.	6,329,000	4,660
	Delta Electronics Inc.	805,245	3,875
	Catcher Technology Co.
	Ltd.	343,833	3,659
	Chicony Electronics Co.
	Ltd.	1,369,174	3,429
	United Microelectronics
	Corp.	5,936,600	3,064
	Cathay Financial Holding
	Co. Ltd.	1,368,000	2,260
	Casetek Holdings Ltd.	536,000	2,010
	Globalwafers Co. Ltd.	172,759	2,004
	Teco Electric and
	Machinery Co. Ltd.	2,062,000	1,926
	eMemory Technology
	Inc.	148,000	1,814
	Largan Precision Co. Ltd.	5,669	1,075
	Wan Hai Lines Ltd.	1,442,982	874
	E.Sun Financial Holding
	Co. Ltd.	1,068,541	650

	Sino-American Silicon
	Products Inc.	195,382	546
	Gourmet Master Co. Ltd.	27,600	317
	Silergy Corp.	12,369	267
	Chroma ATE Inc.	52,000	254
	Land Mark
	Optoelectronics Corp.	17,446	223
	Realtek Semiconductor
	Corp.	57,930	218
	Airtac International Group	12,940	210
	Elite Material Co. Ltd.	50,000	199
	Advanced Ceramic X Corp. 17,717		195
	Bizlink Holding Inc.	18,399	185
	ASPEED Technology Inc.	7,086	164
	Kingpak Technology Inc.	17,698	159
	Chunghwa Precision
	Test Tech Co. Ltd.	4,047	147
	Global Unichip Corp.	14,181	141
	Hota Industrial
	Manufacturing Co. Ltd.	28,979	135
	Getac Technology Corp.	96,000	134
	Voltronic Power
	Technology Corp.	6,430	121
	Hu Lane Associate Inc.	14,680	84
			72,542
Thailand (1.6%)
	Bangkok Bank PCL	792,600	4,605
	Charoen Pokphand
	Foods PCL (Foreign)	1,938,400	1,516
	Bangkok Airways PCL	1,855,438	1,027
	PTT PCL (Foreign)	77,500	980
	CP ALL PCL (Foreign)	384,700	811
*	Precious Shipping PCL	1,541,077	497
	Supalai PCL	539,916	399
	Central Pattana PCL	136,800	328
*	Supalai PCL Warrants
	Exp. 10/20/2018	134,979	84
			10,247
Turkey (1.3%)
	Akbank TAS	1,444,684	3,822
	Haci Omer Sabanci
	Holding AS (Bearer)	895,987	2,494
	Turkiye Halk Bankasi AS	589,961	1,723
			8,039
United Arab Emirates (0.7%)
	Union National Bank
	PJSC	2,965,851	3,474
*	Dubai Financial Market
	PJSC	3,985,247	1,258
			4,732
United Kingdom (2.3%)
*	Standard Chartered plc
	(London Shares)	447,364	4,456

67524

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
*	Standard Chartered
	plc (Hong Kong Shares)	243,057	2,413
*	KAZ Minerals plc	183,851	1,985
*	Tullow Oil plc	724,891	1,754
	Antofagasta plc	114,474	1,451
	Coca-Cola HBC AG	33,913	1,146
	Petrofac Ltd.	152,191	848
*	Ophir Energy plc	873,700	757
	Hikma Pharmaceuticals
	plc	7,073	109
			14,919
United States (4.8%)
4	Vanguard FTSE Emerging
	Markets ETF	162,414	7,249
	Hollysys Automation
	Technologies Ltd.	170,149	3,820
	Genpact Ltd.	91,573	2,788
	Cosan Ltd.	314,418	2,732
	Millicom International
	Cellular SA	41,732	2,669
*	Luxoft Holding Inc.
	Class A	44,048	2,050
	Cognizant Technology
	Solutions Corp. Class A	26,803	2,028
*	Kosmos Energy Ltd.	227,543	1,748
	Southern Copper Corp.	36,857	1,583
*	Azul SA ADR	60,581	1,532
*	Flex Ltd.	73,273	1,304
*	BeiGene Ltd. ADR	7,948	734
*	Yandex NV Class A	12,884	436
*	Despegar.com Corp.	8,862	273
*	Sea Ltd. ADR	7,621	115
			31,061
Total Common Stocks
(Cost $516,477)			605,635
Temporary Cash Investments (6.2%)[1]
Money Market Fund (5.8%)
[5,6]	Vanguard Market
	Liquidity Fund,
	1.246%	373,904	37,394

U. S. Government and Agency Obligations (0.4%)
6	United States Cash
	Management Bill,
	1.028%, 1/2/18	2,000	1,996
6	United States Treasury Bill,
	1.044%–1.052%, 11/24/17	700	700
6	United States Treasury
	Bill, 1.169%, 3/22/18	100	100
			2,796
Total Temporary Cash Investments
(Cost $40,188)			40,190
Total Investments (100.0%)
(Cost $556,665)			645,825

Other Assets and Liabilities (0.0%)
Other Assets			7,841
Liabilities			(7,823)
			18
Net Assets (100%)
Applicable to 28,629,915 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			645,843
Net Asset Value Per Share			$22.56

20

Emerging Markets Select Stock Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers (excluding
Segregated Securities)	600,034
Collateral for Futures Contracts	1,148
Total Unaffiliated Issuers	601,182
Affiliated Vanguard Funds	44,643
Total Investments in Securities	645,825
Investment in Vanguard	38
Receivables for Investment Securities Sold	3,876
Receivables for Accrued Income	489
Receivables for Capital Shares Issued	1,003
Variation Margin Receivable –
Futures Contracts	230
Other Assets	2,205
Total Assets	653,666
Liabilities
Payables for Investment Securities
Purchased	5,906
Payables to Investment Advisor	819
Payables for Capital Shares Redeemed	647
Payables to Vanguard	451
Total Liabilities	7,823
Net Assets	645,843

At October 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	561,898
Undistributed Net Investment Income	8,860
Accumulated Net Realized Losses	(14,409)
Unrealized Appreciation (Depreciation)
Investment Securities	89,160
Futures Contracts	333
Foreign Currencies	1
Net Assets	645,843

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.9% and 2.1%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the aggregate value of these securities was $5,130,000, representing 0.8% of net assets.
3 Security value determined using significant unobservable inputs.
4 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Securities with a value of $1,148,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
MSCI Emerging Markets Index	December 2017	475	26,700	333

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Emerging Markets Select Stock Fund

Statement of Operations

Year Ended
October 31, 2017
($000)
Investment Income
Income
Dividends[1,2]	13,722
Interest [2]	284
Securities Lending—Net	14
Total Income	14,020
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,480
Performance Adjustment	(27)
The Vanguard Group—Note C
Management and Administrative	1,204
Marketing and Distribution	78
Custodian Fees	531
Auditing Fees	42
Shareholders’ Reports and Proxy	38
Trustees’ Fees and Expenses	1
Total Expenses	4,347
Net Investment Income	9,673
Realized Net Gain (Loss)
Investment Securities Sold [2]	16,079
Futures Contracts	3,004
Foreign Currencies	(218)
Realized Net Gain (Loss)	18,865
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	79,145
Futures Contracts	526
Foreign Currencies	(1)
Change in Unrealized Appreciation (Depreciation)	79,670
Net Increase (Decrease) in Net Assets Resulting from Operations	108,208

1 Dividends are net of foreign withholding taxes of $1,333,000.
2 Dividend income, interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $116,000, $274,000, $152,000, and $473,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Emerging Markets Select Stock Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,673	4,208
Realized Net Gain (Loss)	18,865	(20,561)
Change in Unrealized Appreciation (Depreciation)	79,670	50,352
Net Increase (Decrease) in Net Assets Resulting from Operations	108,208	33,999
Distributions
Net Investment Income	(4,709)	(4,421)
Realized Capital Gain	—	—
Total Distributions	(4,709)	(4,421)
Capital Share Transactions
Issued	336,874	136,138
Issued in Lieu of Cash Distributions	4,315	4,158
Redeemed	(138,023)	(89,617)
Net Increase (Decrease) from Capital Share Transactions	203,166	50,679
Total Increase (Decrease)	306,665	80,257
Net Assets
Beginning of Period	339,178	258,921
End of Period[1]	645,843	339,178
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $8,860,000 and $3,964,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Emerging Markets Select Stock Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$18.27	$16.48	$20.13	$20.37	$18.73
Investment Operations
Net Investment Income	. 413[1]	.234	.290	.264	.303[1]
Net Realized and Unrealized Gain (Loss)
on Investments	4.129	1.840	(3.685)	(.242)	1.567
Total from Investment Operations	4.542	2.074	(3.395)	.022	1.870
Distributions
Dividends from Net Investment Income	(. 252)	(. 284)	(. 255)	(. 262)	(. 230)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 252)	(. 284)	(. 255)	(. 262)	(. 230)
Net Asset Value, End of Period	$22.56	$18.27	$16.48	$20.13	$20.37

Total Return[2]	25.28%	12.95%	-16.99%	0.15%	10.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$646	$339	$259	$311	$223
Ratio of Total Expenses to Average Net Assets[3]	0.92%	0.90%	0.93%	0.96%	0.94%
Ratio of Net Investment Income
to Average Net Assets	2.04%	1.57%	1.59%	1.53%	1.55%
Portfolio Turnover Rate	44%	46%	49%	54%	54%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.03%), 0.00%, 0.04%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Emerging Markets Select Stock Fund

Notes to Financial Statements

Vanguard Emerging Markets Select Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

25

Emerging Markets Select Stock Fund

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2017, the fund’s average investments in long and short futures contracts represented 5% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2017, or at any time during the period then ended.

26

Emerging Markets Select Stock Fund

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Pzena Investment Management, LLC, M&G Investment Management Limited, Wellington Management Company LLP, and Oaktree Capital Management L.P., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Pzena Investment Management LLC, M&G Investment Management Limited, Wellington Management Company LLP, and Oaktree Capital Management L.P., are subject to quarterly adjustments based on performance relative to the MSCI Emerging Markets Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2017, the aggregate investment advisory fee represented an effective annual basic rate of 0.52% of the fund’s average net assets, before a decrease of $27,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2017, the fund had contributed to Vanguard capital in the amount of $38,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

27

Emerging Markets Select Stock Fund

The following table summarizes the market value of the fund’s investments as of October 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	104,568	2,669	—
Common Stocks—Other	56,578	440,653	1,167
Temporary Cash Investments	37,394	2,796	—
Futures Contracts—Assets[1]	230	—	—
Total	198,770	446,118	1,167
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $21,725,000 based on Level 2 inputs were transferred from Level 1 during the fiscal period.

Additionally, based on values on the date of transfer, securities valued at $27,376,000 based on Level 1 inputs were transferred from Level 2 during the fiscal period.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2017, the fund realized net foreign currency losses of $218,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund realized gains on the sale of securities that were subject to capital gains tax in certain foreign countries. Capital gains taxes reduce realized gains for financial statement purposes but are treated as an expense for tax purposes. Accordingly, $177,000 of capital gains tax has been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2017, the fund realized gains on the sale of passive foreign investment companies of $327,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at October 31, 2017, had unrealized appreciation of $669,000, of which all has been distributed and is reflected in the balance of undistributed net investment income.

28

Emerging Markets Select Stock Fund

For tax purposes, at October 31, 2017, the fund had $9,853,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $18,376,000 to offset taxable capital gains realized during the year ended October 31, 2017. At October 31, 2017, the fund had available capital losses totaling $13,788,000 that may be carried forward indefinitely to offset future net capital gains.

At October 31, 2017, the cost of investment securities for tax purposes was $557,621,000. Net unrealized appreciation of investment securities for tax purposes was $88,204,000, consisting of unrealized gains of $107,865,000 on securities that had risen in value since their purchase and $19,661,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2017, the fund purchased $386,665,000 of investment securities and sold $195,394,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended October 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	16,819	8,256
Issued in Lieu of Cash Distributions	250	276
Redeemed	(7,006)	(5,674)
Net Increase (Decrease) in Shares Outstanding	10,063	2,858

H. Management has determined that no material events or transactions occurred subsequent to October 31, 2017, that would require recognition or disclosure in these financial statements.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard Emerging Markets Select Stock Fund

In our opinion, the accompanying statement of net assets and statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Emerging Markets Select Stock Fund (constituting a separate portfolio of Vanguard Trustees’ Equity Fund, hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 13, 2017

Special 2017 tax information (unaudited) for Vanguard Emerging Markets Select Stock Fund

This information for the fiscal year ended October 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $3,636,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $14,764,000 and foreign taxes paid of $1,446,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2018 to determine the calendar-year amounts to be included on their 2017 tax returns.

30

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Emerging Markets Select Stock Fund
Periods Ended October 31, 2017
			Since
	One	Five	Inception
	Year	Years	(6/27/2011)
Returns Before Taxes	25.28%	5.30%	3.11%
Returns After Taxes on Distributions	24.92	5.02	2.89
Returns After Taxes on Distributions and Sale of Fund Shares	14.59	4.13	2.41

31

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

32

Six Months Ended October 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Select Stock Fund	4/30/2017	10/31/2017	Period
Based on Actual Fund Return	$1,000.00	$1,135.38	$4.95
Based on Hypothetical 5% Yearly Return	1,000.00	1,020.57	4.69

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.92%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

33

Glossary

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

34

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

35

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 200 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment  ompany Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q7520 122017

Annual Report | October 31, 2017
Vanguard Alternative Strategies Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisor’s Report.	5
Fund Profile.	8
Performance Summary.	10
Consolidated Financial Statements.	12
Your Fund’s After-Tax Returns.	34
About Your Fund’s Expenses.	35
Glossary.	37

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Alternative Strategies Fund returned 0.11% during the 12 months ended October 31, 2017. The FTSE 3-month U.S. T-Bill Index + 4% returned 4.90%.

• The fund seeks to generate returns using a combination of five alternative strategies that are expected to have low correlation with traditional capital markets.
These strategies are: long/short equity, event-driven, fixed income, currencies, and commodity-linked investments. The fund’s total return is expected to have lower volatility than that of the overall U.S. stock market.

• The strongest driver of performance during the period was our positioning in commodity-linked investments, which produced the biggest losses. Our long/short and event-driven strategies were positive contributors.

• The diversification resulting from the fund’s variety of exposures helped reduce overall volatility. On an annualized basis, the volatility of the fund’s daily returns averaged 3.52%, versus 7.69% for those of the broad U.S. stock market.

Total Returns: Fiscal Year Ended October 31, 2017
Total
Returns
Vanguard Alternative Strategies Fund	0.11%
FTSE 3-month U.S. T-Bill Index + 4%	4.90

1

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

When I find outstanding products or services, I’m likely to be loyal to them. And my loyalty usually gets rewarded as I experience consistently high quality––whether it’s from a favorite restaurant or a favorite author. What’s past, in most cases, is prologue.

As tempting as it is to apply this rationale to investing—for example, if technology stocks have done well this year, they’re bound to do well the next—it’s not all that helpful and can actually be counterproductive. You’ve heard it many times: Past performance cannot be used to predict future returns.

Taking a new approach

The caution about past performance is so familiar that investors are apt to treat it as mere background noise. That’s why past-performance bias merited a fresh look from Vanguard’s Investment Strategy Group, which tackled the issue last year in a research paper. (I encourage you to read the full paper, Reframing Investor Choices: Right Mindset, Wrong Market, at vanguard.com/research.)

Our strategists were hardly the first to delve into the topic, but they approached it in a new way. They started with the premise that it’s perfectly understandable for investors to lean heavily on past performance, because that works well in many areas of life. After all, as the paper describes, in lots of other industries and realms, performance from one time period

2

to another is extremely consistent. The researchers looked at everything from cars to fine restaurants to heart surgeons, and in all these examples, past performance was a good predictor of later outcomes.

It’s different with investing

In a nutshell, our brains typically are rewarded and our satisfaction is boosted when we use past performance as a guide for navigating decisions, big and small. But when applied to investing, this method breaks down.

Why? Among other reasons, top-performing asset classes one year tend not to repeat as leaders the next. Strong past performance leads to higher valuations, making an investment, all else being equal, less attractive in the future. The data are quite overwhelming in this regard.

By allowing past performance to inform their decisions, individual and institutional investors inadvertently end up as momentum investors, putting them on a treadmill of buying high and selling low.

A path to better decision-making

Of course, many investors are already aware of the pitfalls of projecting past performance into the future. The real question is, what can we all do about it? What does it take to go from having a general awareness to actually changing our behavior?

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	23.67%	10.58%	15.18%
Russell 2000 Index (Small-caps)	27.85	10.12	14.49
Russell 3000 Index (Broad U.S. market)	23.98	10.53	15.12
FTSE All-World ex US Index (International)	23.48	6.12	7.67

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.90%	2.40%	2.04%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	2.19	3.04	3.00
Citigroup Three-Month U.S. Treasury Bill Index	0.71	0.31	0.20

CPI
Consumer Price Index	2.04%	1.28%	1.29%

3

Acknowledging that such change isn’t easy, our strategists offered a few ideas for reframing how investors approach their decisions. These recommendations were targeted at advisors working with clients, but they apply equally to individuals and institutions:

• Educate yourself. The more investors understand why a method that works so well in other areas of life—relying on past performance to drive decisions—doesn’t carry over to investing, the better off they’ll be.

• Be disciplined. The bias toward past performance is ingrained in everybody, professionals included, and shifting away from it can be difficult. But the long-term benefits make the effort worthwhile.

• Focus on what you can control. It’s always most constructive for investors to concentrate on what’s actually within their control, such as setting goals, following long-term portfolio construction principles, selecting low-cost investments, and rebalancing periodically.

Here’s to keeping the past in the rearview mirror. And, as always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 14, 2017

4

Advisor’s Report

For the twelve months ended October 31, 2017, Vanguard Alternative Strategies Fund returned 0.11%, trailing the performance of its benchmark, the FTSE 3-month U.S.T-Bill Index + 4%.

Investment objective and strategy

The objective of the Alternative Strategies Fund is to generate positive returns that have a low correlation with the returns of more traditional asset classes such as stocks and bonds. The fund seeks to meet its objective by using a combination of five alternative investment strategies that span multiple asset classes: equities, fixed income, currencies, and commodities.

Each strategy can use long and short positions to try to minimize market exposure while attempting to capture attractive risk premiums. Individually, the strategies are expected to have low long-term correlation with one another and with traditional capital markets. This should produce a portfolio with lower volatility than that of the overall U.S. stock market.

In addition, the fund can use leverage as it seeks to match the expected risk profile for each strategy. Our leverage targets are subject to internal limits. The goal is to achieve a similar risk profile across the portfolio to maximize diversification and performance.

Although we are always evaluating potential new strategies, the fund currently employs five:

• Long/short equity: This approach focuses on building a long/short portfolio of equity securities based on their volatility characteristics by executing long positions in low-volatility stocks and short positions in high-volatility stocks. It seeks to capture a risk-adjusted spread by constructing positions to reduce the net market exposure of the overall portfolio to general market movements (beta).

• Event-driven: This strategy seeks to profit from the expectation that a specific event or catalyst (such as a merger/ acquisition deal closure) will affect the stock price of a U.S. or foreign company.

• Fixed income: This approach seeks to exploit the term premium of the Treasury yield curve that is created by investors’ desire to hold shorter-maturity bonds because they tend to be more liquid (trade easily) and less sensitive to growth and inflation risk. We try to capture this premium by investing in Treasury futures with longer times to maturity and borrowing those with short maturities.

• Currencies: The fund seeks to benefit from expected currency movements across countries by using long and short foreign currency exchange forward contracts. It does this by selling currencies of countries with poor fundamental characteristics and buying those of countries with strong ones.

5

• Commodity-linked investments:

This strategy seeks to capture the risk premium associated with inventory levels of commodities, which are reflected in the prices of their futures contracts. We take long positions in commodities whose prices are expected to rise because of limited inventory and short positions in those whose prices are expected to fall.

Investment environment

Overall global economic growth, though uncertain and mixed at times, combined with rising corporate earnings to support a strong performance by the U.S. stock market over the past twelve months. Stock valuations also climbed as investors embraced risk. U.S. economic fundamentals remained firm amid favorable consumer confidence, unemployment, and GDP data. The Federal Reserve acknowledged the economy’s strength, pushing the range of its federal funds target rate to 1%–1.25% with hikes in March and June.

The more optimistic outlook sapped overall demand for fixed income securities, causing their yields to increase. Over the twelve months, the yield of the 10-year U.S. Treasury note increased 54 basis points to 2.38%, and the 30-year yield rose 30 basis points to 2.88%.

In its September meeting, the Fed announced that the unwinding of its $4.5 trillion portfolio of government securities would begin in October. While keeping interest rates unchanged in November, the Fed reinforced the market’s view that a December rate hike is very likely and reiterated that interest rates will probably rise at a gradual pace given the resilience of the economy.

Overseas, major central banks kept their monetary policies accommodative. Political uncertainty eased somewhat as voters in the Netherlands and France turned back nationalist candidates who were focused on dismantling the European Union. Stocks rose across Europe and Asia.

Successes and shortfalls

Although it’s important to understand the impact of macroeconomic factors on the markets, our process seeks to earn a positive absolute return regardless of market performance while controlling volatility. The correlations of the fund’s daily returns with the equity and bond markets were 0.13 and 0.18, respectively.

Our long/short and event-driven strategies aided performance, whereas our fixed income and currency positions produced modest losses.

The strongest driver of performance during the period was our positioning in commodity-linked investments, which led to the fund’s biggest losses. Despite the performance of these strategies, our exposure to commodities added diversification to the portfolio.

6

Although markets can be unpredictable, we are confident that our team of experienced managers and analysts can find opportunities to produce competitive returns over the long term at volatility levels lower than those of the market. We look forward to serving our investors in the future.

Portfolio Managers:

Anatoly Shtekhman, CFA

Fei Xu, CFA

Denis Chaves

Vanguard Quantitative Equity Group

November 14, 2017

7

Alternative Strategies Fund

Fund Profile
As of October 31, 2017

Fund Characteristics
Ticker Symbol	VASFX
Total Expense Ratio[1]	0.71%
Management Expenses	0.26%
Dividend Expenses on Securities
Sold Short²	0.35%
Borrowing Expenses on Securities
Sold Short²	0.00%
Other Expenses	0.06%
Turnover Rate	125%
Short-Term Reserves	22.9%

Portfolio Characteristics
	Long	Short
	Portfolio	Portfolio
Number of Stocks	357	182
Median Market Cap	$6.1B	$7.0B
Price/Earnings Ratio	35.9x	13.9x
Price/Book Ratio	2.6x	1.9x
Return on Equity	10.6%	8.0%
Earnings Growth
Rate	8.4%	9.6%
Foreign Holdings	8.2%	0.2%

Sector Diversification (% of equity exposure)
	Long	Short
	Portfolio	Portfolio
Consumer Discretionary	12.0%	15.7%
Consumer Staples	4.2	2.5
Energy	2.0	13.8
Financials	14.5	24.1
Health Care	12.9	10.0
Industrials	10.6	9.1
Information Technology	18.1	10.6
Materials	6.8	5.7
Real Estate	5.7	4.2
Telecommunication Services	3.8	3.3
Utilities	9.4	1.0

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

1 The total expense ratio shown is from the prospectus dated February 23, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2017, the total expense ratio was 0.79%.
2 In connection with a short sale, the fund may receive income or be charged a fee based on the market value of the borrowed stock.
When a cash dividend is declared on a stock the fund has sold short, the fund is required to pay an amount equal to that dividend to the party from which the fund borrowed the stock and to record the payment of the dividend as an expense.

8

Alternative Strategies Fund

Ten Largest Holdings[1] (% of total net assets)
Long Portfolio
Silver Spring Networks
Inc.	0.9%
Akorn Inc.	0.9
Orbital ATK Inc.	0.9
Avista Corp.	0.9
Calpine Corp.	0.9
NxStage Medical Inc.	0.8
Nets A/S	0.8
VWR Corp.	0.8
Rockwell Collins Inc.	0.8
Tribune Media Co.	0.8
Top Ten	8.5%

Ten Largest Holdings[1] (% of total net assets)
Short Portfolio
Columbia Banking
System Inc.	0.7%
First Horizon National
Corp.	0.7
EQT Corp.	0.6
Liberty Interactive Corp.
QVC Group	0.6
Invitation Homes Inc.	0.4
First Financial Bancorp	0.4
Sandy Spring Bancorp
Inc.	0.4
Union Bankshares Corp.	0.3
AT&T Inc.	0.3
CenturyLink Inc.	0.3
Top Ten	4.7%

1 The holdings listed exclude any temporary cash investments and equity index products.

9

Alternative Strategies Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 11, 2015, Through October 31, 2017
Initial Investment of $250,000

	Average Annual Total Returns
	Periods Ended October 31, 2017
		Since	Final Value
	One	Inception	of a $250,000
	Year	(8/11/2015)	Investment
Alternative Strategies Fund	0.11%	3.10%	$267,525
FTSE 3-month U.S. T-Bill Index + 4%	4.90	4.57	276,090

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

10

Average Annual Total Returns: Periods Ended September 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Alternative Strategies Fund	8/11/2015	-2.09%	2.89%

11

Alternative Strategies Fund

Consolidated Financial Statements

Consolidated Statement of Net Assets
As of October 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks—Long Positions (61.4%)
Consumer Discretionary (7.4%)
	Tribune Media Co.
	Class A	59,000	2,415
	Mantra Group Ltd.	800,000	2,390
	Scripps Networks
	Interactive Inc. Class A	27,000	2,249
	Time Warner Inc.	20,000	1,966
*	NYX Gaming Group Ltd.	1,058,400	1,936
	HSN Inc.	42,000	1,583
*	Sky plc	117,835	1,476
*	NVR Inc.	101	332
	McDonald’s Corp.	1,874	313
	Yum! Brands Inc.	4,100	305
*	Live Nation
	Entertainment Inc.	6,857	300
	Home Depot Inc.	1,809	300
*	Madison Square Garden
	Co. Class A	1,314	293
	Carnival Corp.	4,391	292
	Graham Holdings Co.
	Class B	511	284
	Pool Corp.	2,351	284
	Sirius XM Holdings Inc.	52,042	283
	Aramark	6,249	273
	Vail Resorts Inc.	1,172	268
	Cable One Inc.	361	256
*	Liberty Expedia Holdings
	Inc. Class A	5,538	255
	Comcast Corp. Class A	6,956	251
	Ross Stores Inc.	3,765	239
	TJX Cos. Inc.	3,322	232
	Walt Disney Co.	2,364	231
	Cinemark Holdings Inc.	6,147	223
	Choice Hotels
	International Inc.	3,202	223
	Starbucks Corp.	4,000	219

*	Mohawk Industries Inc.	829	217
	Genuine Parts Co.	2,366	209
	Omnicom Group Inc.	3,039	204
*	Ruby Tuesday Inc.	86,100	204
	Service Corp. International	5,743	204
	Expedia Inc.	1,587	198
	Lowe’s Cos. Inc.	2,414	193
	John Wiley & Sons Inc.
	Class A	3,260	178
	Leggett & Platt Inc.	3,596	170
	Twenty-First Century Fox
	Inc.	6,353	162
			21,610
Consumer Staples (2.6%)
	Omega Protein Corp. 1,032,000		701
	Estee Lauder Cos. Inc.
	Class A	2,839	317
	Wal-Mart Stores Inc.	3,471	303
	Ingredion Inc.	2,332	292
	Hershey Co.	2,708	288
	Coca-Cola Co.	6,203	285
	General Mills Inc.	5,088	264
	Colgate-Palmolive Co.	3,735	263
	McCormick & Co. Inc.	2,642	263
	PepsiCo Inc.	2,358	260
	Philip Morris International
	Inc.	2,444	256
	Kellogg Co.	4,086	256
	Mondelez International
	Inc. Class A	6,165	255
	Campbell Soup Co.	5,348	253
	Procter & Gamble Co.	2,916	252
*	US Foods Holding Corp.	9,143	249
	Pinnacle Foods Inc.	4,573	249
	Altria Group Inc.	3,758	241
	Clorox Co.	1,898	240
	Brown-Forman Corp.
	Class A	4,171	239

12

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
	Constellation Brands Inc.
	Class A	1,073	235
	Kraft Heinz Co.	2,987	231
	JM Smucker Co.	2,157	229
	Church & Dwight Co. Inc.	4,959	224
	Dr Pepper Snapple Group
	Inc.	2,603	223
	Conagra Brands Inc.	6,321	216
	Kimberly-Clark Corp.	1,884	212
	Sysco Corp.	2,367	132
	Walgreens Boots Alliance
	Inc.	1,612	107
	Brown-Forman Corp.
	Class B	1,245	71
			7,606
Energy (1.2%)
*	Rice Energy Inc.	80,000	2,268
	Phillips 66	3,329	303
	Chevron Corp.	2,440	283
	Exxon Mobil Corp.	3,201	267
	Occidental Petroleum Corp.	3,971	256
	Schlumberger Ltd.	3,634	233
			3,610
Financials (8.9%)
	Capital Bank Financial
	Corp.	59,000	2,395
†	Fortress Investment
	Group LLC Class A	299,800	2,341
	Pacific Continental Corp.	74,300	2,080
	State National Cos. Inc.	90,000	1,892
	Fidelity & Guaranty Life	50,000	1,555
	MainSource Financial
	Group Inc.	30,000	1,131
	WashingtonFirst
	Bankshares Inc.	30,000	1,048
*	Xenith Bankshares Inc.	30,000	959
	Sun Bancorp Inc.	20,000	507
*	Paragon Commercial Corp.	6,798	391
	Bank Mutual Corp.	35,498	375
	SEI Investments Co.	5,141	332
	RenaissanceRe Holdings
	Ltd.	2,224	308
	American Financial Group
	Inc.	2,894	305
	Arthur J Gallagher & Co.	4,787	303
	Reinsurance Group of
	America Inc. Class A	2,017	301
	Torchmark Corp.	3,574	301
*	Arch Capital Group Ltd.	2,990	298
	Aon plc	2,058	295
*	Berkshire Hathaway Inc.
	Class B	1,572	294
	Allstate Corp.	3,127	294
	Travelers Cos. Inc.	2,209	293

	Chubb Ltd.	1,923	290
	Progressive Corp.	5,895	287
	Marsh & McLennan
	Cos. Inc.	3,542	287
	S&P Global Inc.	1,816	284
	Hanover Insurance Group
	Inc.	2,872	283
	Hartford Financial Services
	Group Inc.	5,087	280
	Validus Holdings Ltd.	5,333	278
*	Markel Corp.	256	278
	Aflac Inc.	3,307	277
	Loews Corp.	5,602	277
	Two Harbors Investment
	Corp.	28,200	276
	CBOE Holdings Inc.	2,431	275
	MFA Financial Inc.	32,437	267
	White Mountains
	Insurance Group Ltd.	298	265
	Annaly Capital
	Management Inc.	23,028	264
	AGNC Investment Corp.	13,080	263
	Old Republic
	International Corp.	12,716	258
	WR Berkley Corp.	3,709	254
	Erie Indemnity Co.
	Class A	2,078	251
	Starwood Property Trust
	Inc.	11,603	250
	US Bancorp	4,583	249
	Nasdaq Inc.	3,328	242
	American International
	Group Inc.	3,742	242
	XL Group Ltd.	5,918	240
	Willis Towers Watson plc	1,473	237
	Brown & Brown Inc.	4,758	237
*	Alleghany Corp.	413	234
	Axis Capital Holdings Ltd.	3,983	217
	ProAssurance Corp.	3,659	205
	Morningstar Inc.	2,224	190
	First American Financial
	Corp.	3,184	173
	TFS Financial Corp.	9,278	143
	MSCI Inc. Class A	370	43
			26,094
Health Care (7.9%)
*,†	Akorn Inc.	78,000	2,540
*	NxStage Medical Inc.	92,000	2,479
*	VWR Corp.	74,000	2,449
†	CR Bard Inc.	7,300	2,388
*	PharMerica Corp.	72,000	2,110
*	Actelion Ltd.	7,100	1,984
	Biotest AG	31,650	1,001
*	Exactech Inc.	13,077	547

13

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
	UnitedHealth Group Inc.	1,554	327
*	Mettler-Toledo International
	Inc.	470	321
	Stryker Corp.	2,041	316
	Danaher Corp.	3,410	315
*	Intuitive Surgical Inc.	828	311
	Anthem Inc.	1,477	309
*	Varian Medical Systems
	Inc.	2,882	300
	Baxter International Inc.	4,649	300
	Becton Dickinson and Co.	1,428	298
	Johnson & Johnson	2,130	297
	Zoetis Inc.	4,566	291
	Thermo Fisher Scientific
	Inc.	1,494	290
	STERIS plc	3,100	289
	Cooper Cos. Inc.	1,173	282
	Agilent Technologies Inc.	4,110	280
*	Bio-Rad Laboratories Inc.
	Class A	1,202	264
	Medtronic plc	3,097	249
	Pfizer Inc.	7,016	246
	Quest Diagnostics Inc.	2,562	240
*	Quintiles IMS Holdings Inc.	2,149	232
	PerkinElmer Inc.	3,195	231
	Abbott Laboratories	4,193	227
	Bio-Techne Corp.	1,729	227
*	Boston Scientific Corp.	7,551	213
*	Laboratory Corp. of
	America Holdings	1,375	211
	Merck & Co. Inc.	3,808	210
*	Henry Schein Inc.	2,548	200
*	HCA Healthcare Inc.	2,456	186
	Dentsply Sirona Inc.	3,006	184
*	Premier Inc. Class A	1,499	49
			23,193
Industrials (6.5%)
	Orbital ATK Inc.	19,000	2,526
	Rockwell Collins Inc.	18,000	2,441
*	Sparton Corp.	99,000	2,306
	Zodiac Aerospace	69,200	1,978
	CH Robinson Worldwide
	Inc.	4,099	322
	3M Co.	1,397	322
	Stanley Black & Decker Inc.	1,949	315
	Illinois Tool Works Inc.	1,978	310
	Roper Technologies Inc.	1,195	308
	Lockheed Martin Corp.	979	302
	Honeywell International Inc.	2,091	301
	BWX Technologies Inc.	4,991	299
	IDEX Corp.	2,313	296
	Rollins Inc.	6,741	296
	Northrop Grumman Corp.	1,001	296
	Waste Management Inc.	3,593	295

	Boeing Co.	1,125	290
	Raytheon Co.	1,595	287
	Allegion plc	3,442	287
	General Dynamics Corp.	1,403	285
	Republic Services Inc.
	Class A	4,303	280
	United Technologies Corp.	2,335	280
	Macquarie Infrastructure
	Corp.	3,955	275
*	Verisk Analytics Inc.
	Class A	3,229	275
	Hubbell Inc. Class B	2,182	274
	Toro Co.	4,323	272
	Expeditors International
	of Washington Inc.	4,638	271
*	Copart Inc.	7,444	270
	Watsco Inc.	1,609	268
	United Parcel Service Inc.
	Class B	2,280	268
	Xylem Inc.	3,919	261
	KAR Auction Services Inc.	5,506	261
	Huntington Ingalls
	Industries Inc.	1,119	260
*	IHS Markit Ltd.	6,044	257
	Carlisle Cos. Inc.	2,081	229
	Snap-on Inc.	1,429	225
	JB Hunt Transport
	Services Inc.	2,013	214
	AMETEK Inc.	3,081	208
	General Electric Co.	8,792	177
	Lennox International Inc.	432	83
	Fortive Corp.	712	51
			19,021
Information Technology (11.1%)
*	Silver Spring Networks
	Inc.	160,000	2,579
*,1	Nets A/S	96,000	2,451
	Brocade Communications
	Systems Inc.	201,000	2,342
*	Xcerra Corp.	230,600	2,271
*	Bankrate Inc.	153,400	2,132
*	NXP Semiconductors NV	17,000	1,990
*	Paysafe Group plc	250,000	1,946
*	Imagination Technologies
	Group plc	800,000	1,918
*	Exa Corp.	73,000	1,770
*	MoneyGram International
	Inc.	107,700	1,675
*	Adobe Systems Inc.	1,976	346
	Maxim Integrated
	Products Inc.	6,495	341
*	VMware Inc. Class A	2,734	327
	Amphenol Corp. Class A	3,761	327
	Visa Inc. Class A	2,948	324

14

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
*	ANSYS Inc.	2,349	321
	Mastercard Inc. Class A	2,127	316
	Genpact Ltd.	10,375	316
	Microsoft Corp.	3,790	315
*	Facebook Inc. Class A	1,744	314
*	Synopsys Inc.	3,601	312
	Intuit Inc.	2,061	311
	Oracle Corp.	6,112	311
	Accenture plc Class A	2,185	311
	Jack Henry & Associates
	Inc.	2,814	310
	Intel Corp.	6,759	307
	Analog Devices Inc.	3,366	307
*	salesforce.com Inc.	2,986	306
	Broadridge Financial
	Solutions Inc.	3,511	302
	National Instruments Corp.	6,592	297
	Harris Corp.	2,126	296
	Texas Instruments Inc.	3,061	296
	Apple Inc.	1,726	292
	Fidelity National
	Information Services Inc.	3,134	291
*	Fiserv Inc.	2,218	287
	Corning Inc.	9,165	287
	International Business
	Machines Corp.	1,815	280
	Amdocs Ltd.	4,292	279
*	Tyler Technologies Inc.	1,516	269
	Paychex Inc.	4,128	263
	Cisco Systems Inc.	7,660	262
*	EchoStar Corp. Class A	4,462	250
*	Alphabet Inc. Class A	239	247
*	VeriSign Inc.	2,287	246
	FLIR Systems Inc.	5,174	242
*	Vantiv Inc. Class A	3,438	241
*	CoreLogic Inc.	4,813	226
	CDK Global Inc.	3,252	207
	Western Union Co.	8,834	175
*	Alphabet Inc. Class C	58	59
			32,390
Materials (4.2%)
	Monsanto Co.	19,000	2,301
*	Polaris Materials Corp.	750,900	1,979
	Calgon Carbon Corp.	81,836	1,776
*	Tembec Inc.	200,000	727
	Deltic Timber Corp.	4,227	392
	Avery Dennison Corp.	3,055	324
	Praxair Inc.	2,209	323
2	Bloomage BioTechnology
	Corp. Ltd.	150,000	314
	Ball Corp.	7,119	306
	WR Grace & Co.	3,945	302
	AptarGroup Inc.	3,411	297
	Eastman Chemical Co.	3,250	295

	Ashland Global Holdings
	Inc.	4,088	278
*	Crown Holdings Inc.	4,594	276
	Ecolab Inc.	2,100	274
	Air Products & Chemicals
	Inc.	1,699	271
	Scotts Miracle-Gro Co.	2,595	259
	Sonoco Products Co.	4,951	256
	NewMarket Corp.	597	239
	Sherwin-Williams Co.	598	236
	Silgan Holdings Inc.	7,626	223
	International Flavors
	& Fragrances Inc.	1,420	209
	PPG Industries Inc.	1,716	200
	RPM International Inc.	3,472	185
			12,242
Other (0.0%)
*,2	‘Dyax Corp CVR
	Exp. 12/31/2019	28,700	57

Real Estate (3.5%)
	Global Logistic Properties
	Ltd.	800,000	1,949
	Starwood Waypoint
	Homes	36,000	1,307
*	Howard Hughes Corp.	2,437	311
	American Tower
	Corporation	2,102	302
	Douglas Emmett Inc.	7,454	297
	Liberty Property Trust	6,874	295
	Equinix Inc.	631	292
	Park Hotels & Resorts Inc.	10,102	291
	Invitation Homes Inc.	12,858	290
	Welltower Inc.	4,321	289
	WP Carey Inc.	4,152	283
	Essex Property Trust Inc.	1,047	275
	UDR Inc.	7,000	272
	Crown Castle International
	Corp.	2,523	270
	Sun Communities Inc.	2,972	268
	Gaming and Leisure
	Properties Inc.	7,145	261
	Camden Property Trust	2,838	259
	Mid-America Apartment
	Communities Inc.	2,528	259
*	Equity Commonwealth	8,392	252
	Equity Residential	3,694	248
	Duke Realty Corp.	8,696	248
	Apple Hospitality REIT Inc.	12,839	243
	AvalonBay Communities
	Inc.	1,336	242
	Federal Realty Investment
	Trust	1,933	233
	Highwoods Properties Inc.	4,560	233

15

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
	DCT Industrial Trust Inc.	3,793	220
	Equity LifeStyle Properties
	Inc.	2,293	203
	Simon Property Group Inc.	1,148	178
	Lamar Advertising Co.
	Class A	1,583	112
	Piedmont Office Realty
	Trust Inc. Class A	1,588	31
			10,213
Telecommunication Services (2.3%)
*	Straight Path
	Communications Inc.
	Class B	13,000	2,360
*	Lumos Networks Corp.	109,554	1,967
*	Level 3 Communications
	Inc.	32,200	1,727
*	T-Mobile US Inc.	4,228	253
	Verizon Communications
	Inc.	4,572	219
	AT&T Inc.	5,852	197
*	Zayo Group Holdings Inc.	1,248	45
			6,768
Utilities (5.8%)
	Avista Corp.	48,000	2,508
*	Calpine Corp.	167,000	2,495
	WGL Holdings Inc.	28,000	2,400
*	TerraForm Global Inc.
	Class A	441,000	2,150
	Exelon Corp.	7,528	303
	CenterPoint Energy Inc.	10,014	296
	Duke Energy Corp.	3,348	296
	CMS Energy Corp.	6,088	295
	American Electric Power
	Co. Inc.	3,956	294
	Westar Energy Inc.
	Class A	5,475	293
	Hawaiian Electric
	Industries Inc.	7,961	290
	Xcel Energy Inc.	5,777	286
	Southern Co.	5,447	284
	DTE Energy Co.	2,566	283
	Public Service Enterprise
	Group Inc.	5,676	279
	Eversource Energy	4,425	277
	Dominion Energy Inc.	3,200	260
	PPL Corp.	6,874	258
	Sempra Energy	2,140	251
	UGI Corp.	5,253	251
	Ameren Corp.	3,500	217
	NextEra Energy Inc.	1,382	214
	Atmos Energy Corp.	2,429	212
	Alliant Energy Corp.	4,860	210
	WEC Energy Group Inc.	3,045	205

	Pinnacle West Capital Corp.	2,316	203
	American Water Works
	Co. Inc.	2,309	203
	Edison International	2,497	200
	Consolidated Edison Inc.	2,239	193
	Entergy Corp.	2,138	184
	Aqua America Inc.	5,158	183
	PG&E Corp.	2,801	162
	Avangrid Inc.	2,317	120
	SCANA Corp.	2,393	103
	Vectren Corp.	1,328	91
	NiSource Inc.	1,259	33
			16,782
Total Common Stocks—Long Positions
(Cost $165,761)			179,586
Common Stocks Sold Short (-20.7%)
Consumer Discretionary (-3.2%)
*	Liberty Interactive Corp.
	QVC Group Class A	(79,853)	(1,814)
*	Discovery Communications
	Inc. Class A	(32,659)	(617)
	Sinclair Broadcast Group
	Inc. Class A	(13,570)	(430)
	Thor Industries Inc.	(2,581)	(352)
*	Skechers U. S. A. Inc.
	Class A	(10,189)	(325)
*	Netflix Inc.	(1,600)	(314)
	BorgWarner Inc.	(5,921)	(312)
	Ralph Lauren Corp.
	Class A	(3,479)	(311)
	Wynn Resorts Ltd.	(2,105)	(310)
*	Lululemon Athletica Inc.	(4,959)	(305)
*	Michael Kors Holdings Ltd.	(5,687)	(278)
	Kohl’s Corp.	(6,564)	(274)
	Best Buy Co. Inc.	(4,763)	(267)
	Gap Inc.	(10,069)	(262)
	Dick’s Sporting Goods Inc.	(10,694)	(262)
*	TripAdvisor Inc.	(6,931)	(260)
	L Brands Inc.	(6,010)	(259)
*	O’Reilly Automotive Inc.	(1,216)	(256)
	Macy’s Inc.	(13,540)	(254)
*	Murphy USA Inc.	(3,371)	(251)
*	Liberty Media Corp-
	Liberty Formula One	(6,534)	(249)
*	Michaels Cos. Inc.	(12,475)	(242)
	Foot Locker Inc.	(7,830)	(236)
	Penske Automotive Group
	Inc.	(4,715)	(220)
	H&R Block Inc.	(8,143)	(201)
	Advance Auto Parts Inc.	(2,329)	(190)
	Bed Bath & Beyond Inc.	(8,687)	(173)
	Viacom Inc. Class B	(6,182)	(149)

16

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
	Goodyear Tire
	& Rubber Co.	(4,256)	(130)
			(9,503)
Consumer Staples (-0.5%)
	Kroger Co.	(14,057)	(291)
	Bunge Ltd.	(3,921)	(270)
*	Sprouts Farmers Market
	Inc.	(14,440)	(267)
	Nu Skin Enterprises Inc.
	Class A	(3,869)	(246)
*	TreeHouse Foods Inc.	(2,900)	(193)
*	Rite Aid Corp.	(103,306)	(170)
*	Hain Celestial Group Inc.	(1,546)	(56)
			(1,493)
Energy (-2.8%)
	EQT Corp.	(29,600)	(1,851)
	SM Energy Co.	(17,400)	(371)
*	Continental Resources Inc.	(8,212)	(334)
*	Whiting Petroleum Corp.	(55,454)	(333)
	Marathon Oil Corp.	(22,718)	(323)
*	QEP Resources Inc.	(33,837)	(303)
	Patterson-UTI Energy Inc.	(15,062)	(298)
*	Kosmos Energy Ltd.	(38,686)	(297)
	HollyFrontier Corp.	(8,024)	(297)
*	WPX Energy Inc.	(26,112)	(295)
*	CONSOL Energy Inc.	(18,217)	(294)
*	Diamondback Energy Inc.	(2,692)	(288)
*	Gulfport Energy Corp.	(20,057)	(275)
	Hess Corp.	(6,202)	(274)
	Murphy Oil Corp.	(10,080)	(270)
*	RSP Permian Inc.	(7,808)	(269)
*	Cheniere Energy Inc.	(5,534)	(259)
*	Southwestern Energy Co.	(46,583)	(259)
*	Laredo Petroleum Inc.	(21,680)	(258)
*	Energen Corp.	(4,958)	(256)
*	Newfield Exploration Co.	(7,873)	(242)
	Nabors Industries Ltd.	(37,193)	(209)
	Devon Energy Corp.	(5,146)	(190)
*	Parsley Energy Inc.
	Class A	(6,483)	(172)
	National Oilwell Varco Inc.	(3,473)	(119)
			(8,336)
Financials (-5.0%)
	Columbia Banking System
	Inc.	(47,774)	(2,079)
	First Horizon National
	Corp.	(101,448)	(1,904)
	First Financial Bancorp	(41,625)	(1,136)
	Sandy Spring Bancorp Inc.	(26,139)	(1,056)
	Union Bankshares Corp.	(28,062)	(968)
	OceanFirst Financial Corp.	(15,768)	(438)
	Towne Bank	(11,763)	(394)
	Associated Banc-Corp	(14,979)	(379)

*	OneMain Holdings Inc.
	Class A	(10,528)	(334)
*	SVB Financial Group	(1,525)	(334)
*	Santander Consumer USA
	Holdings Inc.	(20,030)	(333)
	Citizens Financial Group
	Inc.	(7,932)	(301)
	TCF Financial Corp.	(16,351)	(298)
*	Western Alliance Bancorp	(5,155)	(288)
	PacWest Bancorp	(5,943)	(287)
	LPL Financial Holdings Inc.	(5,762)	(286)
	Ameriprise Financial Inc.	(1,800)	(282)
	Regions Financial Corp.	(17,743)	(275)
	Popular Inc.	(7,319)	(268)
	Webster Financial Corp.	(4,872)	(268)
	Pinnacle Financial Partners
	Inc.	(4,032)	(267)
	Prosperity Bancshares Inc.	(3,948)	(260)
	East West Bancorp Inc.	(4,292)	(257)
	Bank of the Ozarks	(5,425)	(253)
	First Hawaiian Inc.	(8,364)	(245)
	Lincoln National Corp.	(3,069)	(233)
*	SLM Corp.	(21,709)	(230)
*	Signature Bank	(1,764)	(229)
	Navient Corp.	(17,751)	(221)
	TD Ameritrade Holding
	Corp.	(4,111)	(206)
*	E*TRADE Financial Corp.	(3,964)	(173)
	Voya Financial Inc.	(2,993)	(120)
	Invesco Ltd.	(2,695)	(96)
			(14,698)
Health Care (-2.1%)
	Becton Dickinson and Co.	(3,706)	(773)
*	Seattle Genetics Inc.	(5,502)	(337)
*	Neurocrine Biosciences
	Inc.	(5,055)	(314)
*	Illumina Inc.	(1,459)	(299)
*	Exelixis Inc.	(12,004)	(298)
*	Mylan NV	(8,213)	(293)
*	DexCom Inc.	(6,437)	(290)
*	Incyte Corp.	(2,555)	(289)
	Perrigo Co. plc	(3,498)	(283)
*	Vertex Pharmaceuticals
	Inc.	(1,842)	(269)
*	Alexion Pharmaceuticals
	Inc.	(2,116)	(253)
*	Edwards Lifesciences
	Corp.	(2,420)	(248)
*	Brookdale Senior Living
	Inc.	(23,765)	(238)
*	Regeneron
	Pharmaceuticals Inc.	(583)	(235)
*	Alkermes plc	(4,607)	(225)

17

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
*	Bioverativ Inc.	(3,940)	(223)
*	BioMarin Pharmaceutical
	Inc.	(2,707)	(222)
*	Endo International plc	(34,150)	(218)
*	Mallinckrodt plc	(6,685)	(212)
*	Envision Healthcare Corp.	(4,600)	(196)
*	Biogen Inc.	(596)	(186)
*	Alnylam Pharmaceuticals
	Inc.	(1,070)	(130)
			(6,031)
Industrials (-1.9%)
	United Technologies Corp.	(6,780)	(812)
	Terex Corp.	(7,003)	(330)
*	United Rentals Inc.	(2,281)	(323)
*	XPO Logistics Inc.	(4,494)	(312)
	Trinity Industries Inc.	(9,434)	(307)
*	WESCO International Inc.	(4,785)	(302)
*	HD Supply Holdings Inc.	(8,093)	(286)
*	Colfax Corp.	(6,841)	(285)
*	AECOM	(7,869)	(276)
	Arconic Inc.	(10,859)	(273)
	MSC Industrial Direct
	Co. Inc. Class A	(3,190)	(264)
	Timken Co.	(5,507)	(260)
	American Airlines Group
	Inc.	(5,501)	(257)
	Pitney Bowes Inc.	(18,284)	(251)
	CSX Corp.	(4,855)	(245)
*	United Continental
	Holdings Inc.	(3,657)	(214)
	Acuity Brands Inc.	(1,225)	(205)
*	Spirit Airlines Inc.	(4,473)	(166)
*	JetBlue Airways Corp.	(5,865)	(112)
			(5,480)
Information Technology (-2.2%)
*	Micron Technology Inc.	(8,552)	(379)
*	Square Inc.	(10,123)	(377)
*	Twitter Inc.	(17,268)	(356)
	NVIDIA Corp.	(1,657)	(343)
*	ON Semiconductor Corp.	(16,070)	(343)
*	Autodesk Inc.	(2,611)	(326)
*	Tableau Software Inc.
	Class A	(3,993)	(324)
*	Workday Inc. Class A	(2,866)	(318)
	DXC Technology Co.	(3,456)	(316)
*	Palo Alto Networks Inc.	(2,123)	(313)
*	Akamai Technologies Inc.	(5,894)	(308)
*	Coherent Inc.	(1,134)	(298)
*	FleetCor Technologies Inc.	(1,794)	(297)
*	Cavium Inc.	(4,274)	(295)
*	FireEye Inc.	(17,212)	(291)
*	First Solar Inc.	(5,297)	(290)
	Western Digital Corp.	(3,129)	(279)

	Universal Display Corp.	(1,857)	(272)
*	Take-Two Interactive
	Software Inc.	(2,381)	(263)
*	ARRIS International plc	(9,016)	(257)
*	Zillow Group Inc. Class A	(2,758)	(114)
	Skyworks Solutions Inc.	(531)	(60)
			(6,419)
Materials (-1.2%)
	Chemours Co.	(5,684)	(322)
*	Alcoa Corp.	(6,721)	(321)
	CF Industries Holdings Inc.	(7,803)	(296)
	Steel Dynamics Inc.	(7,958)	(296)
*	Freeport-McMoRan Inc.	(20,981)	(293)
	Newmont Mining Corp.	(7,949)	(287)
	Nucor Corp.	(4,696)	(272)
	Mosaic Co.	(12,155)	(272)
	Royal Gold Inc.	(2,887)	(243)
	Tahoe Resources Inc.	(50,571)	(243)
*	Platform Specialty
	Products Corp.	(21,891)	(234)
	Rayonier Advanced
	Materials Inc.	(15,160)	(218)
	Reliance Steel
	& Aluminum Co.	(1,879)	(144)
			(3,441)
Real Estate (-0.9%)
	Invitation Homes Inc.	(58,104)	(1,312)
	Potlatch Corp.	(7,608)	(394)
	CoreCivic Inc.	(10,031)	(247)
	Spirit Realty Capital Inc.	(29,656)	(247)
	DDR Corp.	(26,483)	(203)
*	CBRE Group Inc. Class A	(3,418)	(134)
			(2,537)
Telecommunication Services (-0.7%)
	AT&T Inc.	(27,229)	(916)
	CenturyLink Inc.	(46,000)	(874)
*	Sprint Corp.	(30,414)	(199)
			(1,989)
Utilities (-0.2%)
	NRG Energy Inc.	(11,702)	(292)
*	Vistra Energy Corp.	(14,646)	(285)
			(577)
Total Common Stocks Sold Short
(Proceeds $58,722)			(60,504)

18

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (22.8%)
Money Market Fund (17.3%)
3	Vanguard Market Liquidity
	Fund, 1.246%	506,702	50,676

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (5.5%)
	United States Treasury Bill,
	1.099%, 11/2/17	1,300	1,300
4	United States Treasury Bill,
	1.084%, 2/1/18	1,300	1,296
5	United States Treasury Bill,
	1.098%, 2/1/18	4,000	3,989
[4,5]	United States Treasury Bill,
	1.087%, 3/1/18	1,500	1,494
	United States Treasury Bill,
	1.169%, 3/22/18	1,200	1,194
[4,5]	United States Treasury Bill,
	1.169%, 3/22/18	6,700	6,669
			15,942
Total Temporary Cash Investments
(Cost $66,617)			66,618
†Other Assets and Liabilities—
Net (36.5%)			106,547
Net Assets (100%)
Applicable to 14,282,699 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			292,247
Net Asset Value Per Share			$20.46

Consolidated Statement of Assets and Liabilities
Assets
Investments in Securities,
Long Positions, at Value
Unaffiliated Issuers	185,156
Collateral for Short Positions	5,940
Collateral for Futures Contracts	4,432
Total Unaffiliated Issuers	195,528
Affiliated Vanguard Funds	50,676
Total Long Positions	246,204
Investment in Vanguard	20
†Cash Segregated for Short Positions	79,188
Receivables for Investment Securities
Sold	3,521
Receivables for Accrued Income	129
Receivables for Capital Shares Issued	2
Variation Margin Receivable—
Futures Contracts	1,147
Unrealized Appreciation—
Forward Currency Contracts	1,718
Other Assets	26,022
Total Assets	357,951
Liabilities
Securities Sold Short, at Value	60,504
Payables for Investment Securities
Purchased	1,389
Payables for Capital Shares Redeemed	1,518
Payables to Vanguard	109
Variation Margin Payable—
Futures Contracts	537
Unrealized Depreciation—
Forward Currency Contracts	1,647
Total Liabilities	65,704
Net Assets	292,247

Alternative Strategies Fund

At October 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	280,702
Undistributed Net Investment Income	547
Accumulated Net Realized Losses	(148)
Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	13,826
Investment Securities Sold Short	(1,782)
Futures Contracts	(958)
Forward Currency Contracts	71
Foreign Currencies	(11)
Net Assets	292,247

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Long security positions with a value of $5,940,000 and cash of $79,188,000 are held in segregated accounts at the fund’s custodian bank and pledged to a broker-dealer as collateral for the fund’s obligation to return borrowed securities. For so long as such obligations continue, the fund’s access to these assets is subject to authorization from the broker-dealer.
1Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the value of this security represented 0.8% of net assets.
2 Security value determined using significant unobservable inputs.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Securities with a value of $4,432,000 have been segregated as initial margin for open futures contracts.
5 Security is owned by the Vanguard ASF Portfolio, which is a wholly owned subsidiary of the Alternative Strategies Fund.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

Alternative Strategies Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2017	880	189,516	(748)
5-Year U.S. Treasury Note	December 2017	382	44,766	(411)
10-Year U.S. Treasury Note	December 2017	232	28,986	(364)
RBOB Gasoline[1]	November 2017	53	3,857	252
LME Zinc[1]	December 2017	46	3,784	25
Low Sulphr Gas Oil[1]	December 2017	69	3,779	67
Soybean Oil[1]	December 2017	178	3,711	105
Soybean[1]	January 2018	74	3,644	(84)
LME Tin[1]	December 2017	37	3,595	(228)
Cotton No. 2[1]	December 2017	105	3,590	(86)
LME Copper[1]	December 2017	21	3,586	(155)
				(1,627)

Short Futures Contracts
Sugar #11[1]	February 2018	(232)	(3,830)	(148)
Feeder Cattle[1]	January 2018	(48)	(3,829)	(152)
Coffee[1]	December 2017	(78)	(3,659)	329
LME Aluminium[1]	December 2017	(67)	(3,605)	—
Soybean Meal[1]	December 2017	(115)	(3,586)	16
Corn[1]	December 2017	(207)	(3,579)	61
Natural Gas[1]	November 2017	(121)	(3,504)	226
KC Hard Red Winter Wheat[1]	December 2017	(168)	(3,499)	337
				669
				(958)
1 Security is owned by the subsidiary.

Alternative Strategies Fund

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America, N.A.	11/8/17	CAD	28,325	USD	22,653	(697)
Bank of America, N.A.	11/8/17	AUD	28,892	USD	22,573	(464)
Bank of America, N.A.	11/8/17	NOK	169,876	USD	21,284	(485)
Bank of America, N.A.	11/8/17	USD	24,357	EUR	20,675	262
Bank of America, N.A.	11/8/17	USD	21,706	CHF	21,017	630
Bank of America, N.A.	11/8/17	USD	21,404	SEK	174,594	541
Bank of America, N.A.	11/8/17	USD	5,885	CAD	7,362	180
Bank of America, N.A.	11/8/17	USD	5,271	GBP	3,967	(1)
Bank of America, N.A.	11/8/17	USD	3,634	AUD	4,648	75
Bank of America, N.A.	11/8/17	USD	3,032	SGD	4,129	4
Bank of America, N.A.	11/8/17	USD	2,472	DKK	15,610	26
Bank of America, N.A.	11/8/17	USD	306	HKD	2,391	—
						71
AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
DKK—Danish krone.
EUR—Euro.
GBP—British pound.
HKD—Hong Kong dollar.
NOK—Norwegian krone.
SEK—Swedish krona.
SGD—Singapore dollar.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts, except for Singapore dollar, Hong Kong dollar, and Danish krone contracts, is treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund

Consolidated Statement of Operations

Year Ended
October 31, 2017
($000)
Investment Income
Income
Dividends[1]	3,251
Interest [2]	794
Total Income	4,045
Expenses
The Vanguard Group—Note B
Investment Advisory Services	346
Management and Administrative	376
Marketing and Distribution	47
Custodian Fees	58
Auditing Fees	66
Shareholders’ Reports and Proxy	5
Trustees’ Fees and Expenses	11
Dividend Expense on Securities Sold Short	1,163
Total Expenses	2,072
Net Investment Income (Loss)	1,973
Realized Net Gain (Loss)
Investment Securities—Long Positions [2]	4,066
Investment Securities Sold Short	(2,587)
Futures Contracts	(10,309)
Foreign Currencies and Forward Currency Contracts	(169)
Realized Net Gain (Loss)	(8,999)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions [2]	13,259
Investment Securities Sold Short	(3,775)
Futures Contracts	(413)
Foreign Curriencies and Forward Currency Contracts	(1,048)
Change in Unrealized Appreciation (Depreciation)	8,023
Net Increase (Decrease) in Net Assets Resulting from Operations	997

1 Dividends are net of foreign withholding taxes of $39,000.
2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $562,000, $1,000, and ($2,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund

Consolidated Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income (Loss)	1,973	886
Realized Net Gain (Loss)	(8,999)	8,396
Change in Unrealized Appreciation (Depreciation)	8,023	(1,055)
Net Increase (Decrease) in Net Assets Resulting from Operations	997	8,227
Distributions
Net Investment Income	(1,072)	(746)
Realized Capital Gain[1]	(8,751)	—
Total Distributions	(9,823)	(746)
Capital Share Transactions
Issued	70,512	81,010
Issued in Lieu of Cash Distributions	9,823	746
Redeemed	(14,643)	(12,647)
Net Increase (Decrease) from Capital Share Transactions	65,692	69,109
Total Increase (Decrease)	56,866	76,590
Net Assets
Beginning of Period	235,381	158,791
End of Period[2]	292,247	235,381

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $5,983,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $547,000 and $1,966,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund

Consolidated Financial Highlights

			Aug. 11,
	Year Ended		2015[1] to
	October 31,		Oct. 31,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$21.28	$20.23	$20.00
Investment Operations
Net Investment Income (Loss)	.153 [2]	.106	.004
Net Realized and Unrealized Gain (Loss) on Investments	(.139)	1.039	.226
Total from Investment Operations	.014	1.145	.230
Distributions
Dividends from Net Investment Income	(.093)	(.095)	—
Distributions from Realized Capital Gains	(.741)	—	—
Total Distributions	(.834)	(.095)	—
Net Asset Value, End of Period	$20.46	$21.28	$20.23

Total Return[3]	0.11%	5.68%	1.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$292	$235	$159
Ratio of Total Expenses to Average Net Assets
Based on Total Expenses[4,5]	0.79%	0.71%	0.73%[6]
Net of Dividend and Borrowing Expense on Securities Sold Short	0.35%	0.36%	0.36%[6]
Ratio of Net Investment Income (Loss) to Average Net Assets	0.75%	0.50%	0.09%[6]
Portfolio Turnover Rate	125%	120%	25%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes dividend expense on securities sold short of 0.44%, 0.35%, and 0.34%, respectively.
5 Includes borrowing expense on securities sold short of 0.00%, 0.00%, and 0.03%, respectively.
6 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund

Notes to Consolidated Financial Statements

Vanguard Alternative Strategies Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

The Consolidated Financial Statements include Vanguard ASF Portfolio (“the subsidiary”), which commenced operations on August 11, 2015. The subsidiary is wholly owned by the fund and is a unit trust established in the Cayman Islands under the Trusts Law (2011 Revision) of the Cayman Islands, which is organized to invest in certain commodity-linked investments on behalf of the fund, consistent with the fund’s investment objectives and policies. The commodity-linked investments and other investments held by the subsidiary are subject to the same risks that apply to similar investments if held directly by the fund. As of October 31, 2017, the fund held $17,571,000 in the subsidiary, representing 6% of the fund’s net assets. All inter-fund transactions and balances (including the fund’s investment in the subsidiary) have been eliminated, and the Consolidated Financial Statements include all investments and other accounts of the subsidiary as if held directly by the fund. A summary of the subsidiary’s financial information is presented below.

Amount
Subsidiary Financial Statement Information	($000)
Total Assets	18,000
Total Liabilities	(429)
Net Assets	17,571
Net Investment Income (Loss)	(33)
Realized Net Gain (Loss)	(9,184)
Change in Unrealized Appreciation (Depreciation)	442
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,775)

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations

Alternative Strategies Fund

in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund gains exposure to commodities through the subsidiary’s investment in exchange-traded commodity futures contracts. The primary risk associated with the use of commodity futures contracts is the chance the fund could lose all, or substantially all, of its investments in instruments linked to the returns of commodity futures. Commodity futures trading is volatile, and even a small movement in market prices could cause large losses. The fund also uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Consolidated Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2017, the fund’s average investments in long and short futures contracts represented 103% and 14% of net assets, respectively.

4. Forward Currency Contracts: The fund enters into forward currency contracts to enhance returns and protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counter- parties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Consolidated Statement of Net Assets. The value of collateral

Alternative Strategies Fund

received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Consolidated Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended October 31, 2017, the fund’s average investment in forward currency contracts represented 5% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Short Sales: Short sales are the sales of securities that the fund does not own. The fund sells a security it does not own in anticipation of a decline in the value of that security. In order to deliver the security to the purchaser, the fund borrows the security from a broker-dealer. The fund must segregate, as collateral for its obligation to return the borrowed security, an amount of cash and long security positions at least equal to the market value of the security sold short, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. This results in the fund holding a significant portion of its assets in cash. The fund later closes out the position by returning the security to the lender, typically by purchasing the security in the open market.

A gain, limited to the price at which the fund sold the security short, or a loss, theoretically unlimited in size, is recognized upon the termination of the short sale. The fund may receive a portion of the income from the investment of collateral, or be charged a fee on borrowed securities, based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The net amounts of income or fees are recorded as interest income (for net income received) or borrowing expense on securities sold short (for net fees charged) on the Consolidated Statement of Operations. Dividends on securities sold short are reported as an expense in the Consolidated Statement of Operations. Cash collateral segregated for securities sold short is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Long security positions segregated as collateral are shown in the Consolidated Statement of Net Assets.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The subsidiary is classified as a foreign corporation for U.S. tax purposes, and because it does not carry on a U.S. trade or business, is generally not subject to U.S. federal income tax. The subsidiary also complies with the Foreign Account Tax Compliance Act (“FATCA”) and thus will not be subject to 30% withholding under FATCA on any income from U.S. investments. In addition, the subsidiary is not subject to Cayman Islands income tax. The subsidiary will generally distribute any earnings and profits to the fund each year, and such income will be qualifying income to the fund. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2015–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Alternative Strategies Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Consolidated Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2017, or at any time during the period then ended.

9. Other: Dividend income (or dividend expenses on short positions) is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Consolidated Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2017, the fund had contributed to Vanguard capital in the amount of $20,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Consolidated Statement of Net Assets.

Alternative Strategies Fund

The following table summarizes the market value of the fund’s investments as of October 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—Long Positions	162,122	17,093	371
Common Stocks Sold Short	(60,504)	—	—
Temporary Cash Investments	50,676	15,942	—
Futures Contracts—Assets[1]	1,147	—	—
Futures Contracts—Liabilities[1]	(537)	—	—
Forward Currency Contracts—Assets	—	1,718	—
Forward Currency Contracts—Liabilities	—	(1,647)	—
Total	152,904	33,106	371
1 Represents variation margin on the last day of the reporting period.

D. At October 31, 2017, the fair values of derivatives were reflected in the Consolidated Statement of Assets and Liabilities as follows:

			Foreign
	Commodity	Interest Rate	Exchange
Consolidated Statement of	Contracts	Contracts	Contracts	Total
Assets and Liabilities Caption	($000)	($000)	($000)	($000)
Variation Margin Receivable—
Futures Contracts	1,147	—	—	1,147
Unrealized Appreciation—
Forward Currency Contracts	—	—	1,718	1,718
Variation Margin Payable—
Futures Contracts	(423)	(114)	—	(537)
Unrealized Depreciation—
Forward Currency Contracts	—	—	(1,647)	(1,647)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2017, were:

			Foreign
	Commodity	Interest Rate	Exchange
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(9,184)	(1,125)	—	(10,309)
Forward Currency Contracts	—	—	161	161
Realized Net Gain (Loss) on Derivatives	(9,184)	(1,125)	161	(10,148)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(857)	444	—	(413)
Forward Currency Contracts	—	—	(1,098)	(1,098)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(857)	444	(1,098)	(1,511)

Alternative Strategies Fund

The following table summarizes the fund’s derivative assets and liabilities by counterparty for derivatives subject to arrangements that provide for offsetting assets and liabilities. Exchange-traded derivatives are listed separately.

	Assets	Liabilities		Amounts Not Offset in
Reflected in		Reflected in		the Consolidated
	Consolidated	Consolidated		Statement of Assets
				and Liabilities		Net
Statement of		Statement of	Net Amount			Exposure[3]
Assets and		Assets and	Receivable	Collateral	Collateral	(Not Less
	Liabilities[1]	Liabilities[1]	(Payable)	Pledged [2]	Received [2]	Than $0)
	($000)	($000)	($000)	($000)	($000)	($000)
Forwards Subject to
Offsetting Arrangements,
by Counterparty
Bank of America, N.A.	1,718	(1,647)	71	—	—	71
Exchange—Traded
Commodity Futures Contracts	1,147	(423)	724	3,335	—	—
Exchange—Traded Interest
Rate Futures Contracts	—	(114)	(114)	1,097	—	—
Total	2,865	(2,184)	681	4,432	—	71

1 Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.
2 Securities or other assets pledged as collateral are noted in the Consolidated Statement of Assets and Liabilities. Securities or other assets received as collateral are held in a segregated account and not included in the fund’s security holdings in the Consolidated Statement of Assets and Liabilities.
3 Net Exposure represents the net amount receivable from the counterparty in the event of default. Counterparties may not exchange collateral if amount is below a specified minimum transfer amount.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; such differences are primarily attributed to mark-to-market of open futures contracts. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the period, the fund reclassified $11,314,000 from accumulated net realized losses to undistributed net investment income and paid-in capital in the amounts of $9,979,000 and $1,335,000, respectively. The reclassifications are attributable to the characterization of income (losses) from the subsidiary for tax purposes.

Additionally, the subsidiary incurred a net operating loss of $7,921,000 which was reclassified from undistributed net investment income to paid-in-capital.

During the year ended October 31, 2017, the fund realized net foreign currency losses of $330,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

Alternative Strategies Fund

For tax purposes, at October 31, 2017, the fund had $1,498,000 of ordinary income available for distribution. The fund had available capital losses totaling $1,448,000 that may be carried forward indefinitely to offset future net capital gains.

At October 31, 2017, the cost of long security positions for tax purposes was $232,510,000. Net unrealized appreciation of long security positions for tax purposes was $13,694,000, consisting of unrealized gains of $15,674,000 on securities that had risen in value since their purchase and $1,980,000 in unrealized losses on securities that had fallen in value since their purchase. Tax-basis net unrealized depreciation on securities sold short was $1,782,000, consisting of unrealized gains of $3,916,000 on securities that had fallen in value since their purchase and $5,698,000 in unrealized losses on securities that had risen in value since their purchase.

F. During the year ended October 31, 2017, the fund purchased $261,088,000 of investment securities and sold $208,987,000 of investment securities, other than temporary cash investments. The proceeds of short sales and the cost of purchases to cover short sales were $90,197,000 and $85,879,000, respectively.

G. Capital shares issued and redeemed were:

	Year Ended October 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	3,467	3,774
Issued in Lieu of Cash Distributions	484	36
Redeemed	(728)	(599)
Net Increase (Decrease) in Shares Outstanding	3,223	3,211

At October 31, 2017, Vanguard Managed Payout Fund was the record or beneficial owner of 87% of the fund’s net assets.

H. Management has determined that no material events or transactions occurred subsequent to October 31, 2017, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard Alternative Strategies Fund

In our opinion, the accompanying consolidated statement of net assets and consolidated statement of assets and liabilities, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the consolidated financial position of Vanguard Alternative Strategies Fund (constituting a separate portfolio of Vanguard Trustees’ Equity Fund, hereafter referred to as the “Fund”) as of October 31, 2017, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2017

Special 2017 tax information (unaudited) for Vanguard Alternative Strategies Fund

This information for the fiscal year ended October 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,827,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.

The fund distributed $1,804,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Alternative Strategies Fund
Periods Ended October 31, 2017
		Since
	One	Inception
	Year	(8/11/2015)
Returns Before Taxes	0.11%	3.10%
Returns After Taxes on Distributions	-1.31	2.34
Returns After Taxes on Distributions and Sale of Fund Shares	0.36	2.10

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Alternative Strategies Fund	4/30/2017	10/31/2017	Period
Based on Actual Fund Return	$1,000.00	$1,017.74	$3.71
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.53	3.72

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period was 0.73%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 200 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12980 122017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2017: $159,000
Fiscal Year Ended October 31, 2016: $152,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2017: $8,424,459
Fiscal Year Ended October 31, 2016: $9,629,849

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2017: $3,194,093
Fiscal Year Ended October 31, 2016: $2,717,627

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2017: $274,313
Fiscal Year Ended October 31, 2016: $254,050

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended October 31, 2017: $0
Fiscal Year Ended October 31, 2016: $214,225

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2017: $274,313
Fiscal Year Ended October 31, 2016: $468,275

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES’ EQUITY FUND
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: December 21, 2017
VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: December 21, 2017

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.